UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22779

Nuveen Intermediate Duration Quality Municipal Term Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: May 31

Date of reporting period: May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 May 2021

Nuveen Municipal Closed-End Funds

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter
to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
Global economic activity has continued to rebound, driving both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have upgraded their economic forecasts but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and market observers, while the Fed and other central banks believe it to be more transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the virus spread. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
July 22, 2021

Portfolio Managers’ Comments
Nuveen Intermediate Duration Municipal Term Fund (NID)
Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers John V. Miller, CFA, Timothy T. Ryan, CFA, Steven M. Hlavin and Daniel J. Close, CFA, discuss U.S. economic and market conditions, key investment strategies and the twelve-month performance of these two Nuveen Funds. John, Tim and Steve have managed NID since its inception in December 2012 and Dan has managed NIQ since its inception in February 2013.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month annual reporting period ended May 31, 2021?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but gross domestic product (GDP) shrank 3.5% in 2020 compared to 2019’s annual level. After falling into a deep recession in February 2020 due to the restrictions put on business and social activity to mitigate the COVID-19 spread, the economy bounced back with the help of several factors. These included: Federal government stimulus aiding individuals and businesses, accommodative monetary policy by the Fed that kept borrowing costs low and a gradual reopening of businesses with the roll-out of several FDA approved vaccines. U.S. GDP growth picked up pace in the first quarter of 2021, growing at an annualized rate of 6.4% according to the Bureau of Economic Analysis “second” estimate, an increase from 4.3% (annualized) in the fourth quarter of 2020. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.
Consumer spending, the largest driver of the economy, rebounded markedly from the steep declines early in the health crisis. Although the momentum slowed toward the end of 2020 amid a resurgence of COVID-19 infections, consumer demand resumed in 2021 as vaccination rates increased and lockdown restrictions eased, eligible Americans received another government stimulus check and the job market continued to improve. By May 2021, the U.S. unemployment rate had fallen to 5.8%, a significant improvement from 13.3% in May 2020 and from the pandemic peak of 14.8% in April 2020, according to the Bureau of Labor Statistics (BLS).

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
The average hourly earnings rate increased, growing at an annualized rate of 2.0% in May 2021, despite the spike in unemployment. However, the BLS pointed out that wage growth trends have been difficult to analyze given the wide variation in average hourly earnings across industries and large fluctuations in employment since February 2020. The overall trend of inflation accelerated, largely due to rising energy prices and the improving economy. The higher annual inflation rate in May 2021 is also the result of the comparison from a year ago, when consumer prices fell sharply as the first lockdowns were imposed in March 2020. The BLS said the Consumer Price Index (CPI) increased 5.0% over the twelve-month reporting period ended May 31, 2021, before seasonal adjustment.
With the onset of the COVID-19 crisis, the Federal Reserve (Fed) enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and engaging in expanded bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in its inflation targeting policy, moving from a program of absolute targeting to an average inflation targeting policy. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% target rate over time. In their meetings throughout the first half of 2021, Fed officials continued to signal that accommodative policy measures will stay in place, asserting that recently higher inflation readings are transitory and the economic recovery remains far from the Fed’s goals.
The federal government also intervened with historic relief measures, starting with three aid packages in March and April 2020. These included $2 trillion allocated across direct payments to individuals, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs, and followed in March 2021 with another $1.9 trillion deal providing support to individuals and families, small businesses, state and local governments, education and public health/vaccination. The Biden administration has proposed another $2 trillion stimulus plan focused on infrastructure and jobs, but it is facing legislative hurdles.
By the start of this reporting period, markets had largely stabilized from the initial health crisis shock. In March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia amplified the volatility. In late 2020, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries improved the outlook for 2021 and led to risk-on sentiment in the markets. Increasing vaccination rates and some surprisingly strong economic readings in the first few months of 2021 led to rising inflation concerns and an increase in long-term interest rates, but central banks reassured the markets that it was too soon to withdraw stimulus measures.
Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. However, political risks began to ease with the election of President Joe Biden and a final deal struck between the European Union and U.K. before the end of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis. In 2021, geopolitical concerns in the Middle East, Russia and Belarus made news headlines, but market impacts were relatively minimal.
Municipal bonds performed well in this reporting period, reflecting a significant recovery from the COVID-19 crisis sell-off in March 2020. At the time, U.S. Treasury yields fell to historic lows and interest rate volatility increased sharply while municipal bond prices became severely dislocated from Treasury prices and credit spreads widened significantly. With ongoing monetary and fiscal inter-

ventions from the Fed and U.S. government and credit fundamentals that demonstrated more resilience than initially expected, investor sentiment improved and credit spreads narrowed significantly by the end of the reporting period. Municipal bond yields generally moved lower through the first half of the reporting period, then rose over the second half as fixed income markets priced in a stronger economic growth and inflation outlook and the prospect of more government stimulus. For the twelve-month reporting period overall, municipal yields were little changed at the short end of the yield curve, higher in the intermediate segment and lower at the longest maturities, which flattened the yield curve.
Municipal bond gross issuance nationwide remained strong in the reporting period, with deals postponed rather than canceled during the COVID-19 crisis driven sell-off. The overall low level of interest rates has encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have represented roughly a third of total issuance in 2021 so far. Additionally, the proportion of taxable issuance has risen to about one third of total gross issuance since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. Thus, the net issuance (all bonds issued less bonds redeemed) of tax exempt municipal bonds is actually much lower than the gross issuance. This lower net issuance was an overall positive technical factor on municipal bond investment performance in recent years and in this reporting period.
While municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds, fund flows rebounded strongly over the remainder of 2020 and sustained a robust pace through early 2021. Demand has been resilient even though municipal defaults, as expected, have increased somewhat during the COVID-19 crisis. However, default activity has occurred mainly in sectors with greater COVID-19 risk exposure, such as senior living, corporate-backed and real estate-backed. Moreover, while there are some pockets of municipal credit ratings stress, a wave of downgrades has not materialized. With interest rates in the U.S. and globally still near all-time lows, even after the recent increase in long-term rates, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as taxpayers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What key strategies were used to manage the Funds during the twelve-month reporting period ended May 31, 2021?
The Funds’ primary investment objective is to provide a high level of current income exempt from regular federal income tax. The Funds’ secondary investment objective is to seek additional total return. NID has a 10-year term and intends to liquidate and distribute its then-current net assets to shareholders on or before March 31, 2023. NIQ has a 10-year term and intends to liquidate and distribute its then-current net assets to shareholders on or before June 30, 2023.
Municipal bond performance was positive during the reporting period. Municipal bond yields rose across much of the yield curve (except for longer maturities, where yields fell) over the reporting period, with volatility in between. An improving municipal credit outlook, along with demand for higher yielding investments lower down the credit spectrum and the increasing scarcity value of tax exempt municipal bonds, provided a favorable backdrop for credit spreads to continue to grind tighter, driving performance gains for lower rated and high yield municipal credit.
Management continues to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. NID’s trading was mainly driven by the reinvestment of coupon income and the proceeds of called and maturing bonds, and in this reporting period the Fund was more active than usual.

Portfolio Managers’ Comments (continued)
Early in the reporting period, given the market’s more widespread low prices, NID bought credits that appeared oversold relative to their long-term fundamentals, including issues for New Jersey Transportation, American Airlines, United Airlines, New York Metropolitan Transportation Authority (MTA), U.S. Steel and the city of Chicago. By early 2021, market technicals strengthened, credit spreads had narrowed meaningfully and buying became much more opportunistic and very credit specific. For example, NID bought more Puerto Rico sales tax revenue bonds (known as COFINAs), which we believe have further room to recover.
NIQ bought generally higher credit quality credits (due to their greater availability in the primary market) with 4% and 5% coupon structures, mainly in the new issue market. The Fund added bonds from five different sectors in the second half of the reporting period. NIQ’s newest purchases included two toll roads (Harris County in Texas and Pennsylvania State Turnpike), a local general obligation (GO) for Wayne County Michigan Finance Authority Distributed State Aid, an “other revenue” bond for Queens Ballpark, two dedicated tax revenue bonds (Colorado Regional Transportation District and Triborough Bridge and Tunnel Authority MTA Payroll Mobility Tax Bonds) and one water and sewer (Phoenix Water System). There were no sales to fund these buys, as called and maturing bonds provided ample cash.
As of May 31, 2021, both Funds continued to use inverse floating rate securities. The Funds employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NID shorted interest rate futures contracts to help reduce price volatility risk due to movements in U.S. interest rates relative to the Fund’s benchmark. The Funds have allowed the positions to roll off over time, reducing the amount of hedging in the portfolio. The futures contracts had a negligible impact on NID’s performance in this reporting period.
How did NID and NIQ perform during the twelve-month reporting period ended May 31, 2021?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns at net asset value (NAV) for the period ended May 31, 2021. Each Fund’s total returns at common share NAV are compared with the performance of a corresponding market index.
For the twelve months ended May 31, 2021, the total returns at common share NAV for NID outperformed the returns for both the S&P Intermediate Duration Municipal Yield Index and the S&P Municipal Bond Index, and NIQ outperformed the returns for both the S&P Municipal Bond Intermediate Index and the S&P Municipal Bond Index. Please see Glossary of Terms for index definitions. For the purposes of this Performance Commentary, the references to relative performance of NID is in comparison to the S&P Intermediate Duration Municipal Yield Index and NIQ is in comparison to the S&P Municipal Bond Intermediate Index.
The main factors influencing the Funds’ relative performance during this reporting period were duration and yield curve positioning, credit ratings allocations, sector positioning and credit selection. In addition, the use of regulatory leverage was an important factor affecting the performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
Given the “bullish” flattening in the yield curve, longer-term rates declined by more than shorter-term rates, longer duration bonds generally outperformed shorter duration bonds during the reporting period. NID’s overall longer duration than its benchmark, the S&P Intermediate Duration Municipal Yield Index, and overweight to the longer duration range and underweight to shorter duration bonds was favorable to relative performance. NIQ also benefited from its duration and yield curve positioning. Although an overweight to the zero to 2-year duration category detracted from performance relative to the S&P Municipal Bond Intermediate Index, the negative impact was more than offset by overweight allocations to the 10- to 12-year duration category and the 12-years and longer category, which were positive contributors.

Looking at credit ratings, lower rated and high yield bonds outperformed high grade (AAA and AA rated) bonds in this reporting period, driven by the recovery in credit spreads. NID’s overweight to below investment grade bonds was the most additive to relative performance versus the S&P Intermediate Duration Municipal Yield Index. NIQ held advantageous underweights to AAA and AA rated debt and overweights to A, BBB, BB and non-rated bonds, which contributed meaningfully to relative performance against the S&P Municipal Bond Intermediate Index.
NID’s sector positioning yielded mixed results relative to the S&P Intermediate Duration Municipal Yield Index in this reporting period. The Fund’s underweights in certain sectors that outperformed, including state GOs and transportation, dampened relative performance. An overweight allocation in hospitals, which underperformed, was another headwind to relative performance. Conversely, overweight allocations to appropriation debt and tobacco securitization debt, sectors which outperformed, contributed positively to NID’s relative outperformance. An underweight to Puerto Rico was disadvantageous given the sector’s outperformance, but NID’s security selections performed better than the benchmark and more than made up for the relative loss of the underweight allocation. The industrial development revenue (IDR) sector was a strong performer, but NID held a roughly equal sector weight to the benchmark, resulting in a neutral impact to relative performance.
For NIQ, sector allocations in aggregate detracted from performance relative to the S&P Municipal Bond Intermediate Index. While an overweight allocation to tobacco was beneficial, the drag from underweights to the “other transportation” sector (primarily MTA bonds) and the IDR sector outweighed the relative gains from the tobacco sector.
Individual credit selection was favorable to NID’s relative performance. The elevated market volatility in this reporting period generated considerable variability in returns at the individual credit level. While NID held many positions that ended the reporting period with flat to slightly positive returns, there were also a number of holdings with double-digit gains and a few positions that lost value. Some of NID’s best performing holdings included U.S. Steel, New Jersey Transportation, sales tax securitization bonds, Illinois GOs, Chicago Board of Education, Brightline Trains, Baltimore Convention Center and Franklin County Columbus (Ohio) Convention Center. NID held a few small positions in proton cancer therapy facilities that declined over the reporting period, but the impact to relative performance was minor given the small size of the positions.
NIQ’s security selection showed mixed results in this reporting period. The Fund’s tender option bonds and holdings in longer dated, mid and lower credit quality (A, BBB and BB rated) names were the most additive to relative performance. Holdings that detracted were some of the credits bought in late 2020/early 2021 (after which prevailing rates moved higher), which generally underperformed over the remainder of the reporting period.
Additionally, NID’s and NIQ’s holdings in Energy Harbor common stock, acquired when holdings of certain municipal bonds issued by FirstEnergy Solutions were converted into Energy Harbor equity as part of the company’s emergence from bankruptcy protection, was among the weaker performing positions in this reporting period. Over time, we expect to sell these shares and reinvest the proceeds into municipal bonds.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest a Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
Leverage had a positive impact on the total return performance of the Funds over the reporting period.
As of May 31, 2021, the Funds’ percentages of leverage are as shown in the accompanying table.
	NID	NIQ
Effective Leverage*	36.17%	33.28%
Regulatory Leverage*	20.19%	21.92%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of May 31, 2021, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NID	$175,000,000	$ —	$175,000,000
NIQ	$ 55,000,000	$ —	$ 55,000,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of May 31, 2021. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Month Distributions (Ex-Dividend Date)	NID	NIQ
June 2020	$0.0425	$0.0355
July	0.0425	0.0355
August	0.0425	0.0355
September	0.0425	0.0355
October	0.0440	0.0395
November	0.0440	0.0395
December	0.0440	0.0395
January	0.0440	0.0395
February	0.0440	0.0395
March	0.0440	0.0395
April	0.0440	0.0425
May 2021	0.0440	0.0425
Total Distributions from Net Investment Income	$0.5220	$0.4640
Yields
Market Yield*	3.66%	3.44%
Taxable-Equivalent Yield*	6.12%	5.77%

*
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
During August 2020, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of May 31, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NID	NIQ
Common shares cumulatively repurchased and retired	—	—
Common shares authorized for repurchase	4,690,000	1,310,000
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION
As of May 31, 2021, the Funds’ common share prices were trading at an average premium/(discount) to their common share NAVs, and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NID	NIQ
Common share NAV	$14.75	$14.96
Common share price	$14.44	$14.82
Premium/(Discount) to NAV	(2.10)%	(0.94)%
Average premium/(discount) to NAV	(3.34)%	(2.32)%

NID	Nuveen Intermediate Duration Municipal
Term Fund
Performance Overview and Holding Summaries as of
May 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of May 31, 2021

		Average Annual
			Since
	1-Year	5-Year	Inception
NID at Common Share NAV	12.09%	4.96%	4.80%
NID at Common Share Price	13.01%	5.47%	4.26%
S&P Intermediate Duration Municipal Yield Index	9.87%	4.73%	4.37%
S&P Municipal Bond Index	4.70%	3.48%	3.34%

Since inception returns are from 12/05/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	122.7%
Common Stocks	4.5%
Other Assets Less Liabilities	3.2%
Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	130.4%
Floating Rate Obligations	(5.1)%
AMTP Shares, net of deferred
offering costs	(25.3)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.4%
AAA	0.3%
AA	21.3%
A	12.6%
BBB	25.5%
BB or Lower	16.3%
N/R (not rated)	14.7%
N/A (not applicable)	2.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.1%
Transportation	15.9%
Health Care	12.6%
Tax Obligation/General	11.4%
Utilities	10.9%
Consumer Staples	7.5%
Education and Civic Organizations	4.5%
Other	13.1%
Total	100%

States and Territories
(as a % of total investments)
Illinois	13.2%
New York	10.7%
New Jersey	9.2%
California	8.7%
Florida	8.5%
Pennsylvania	4.4%
Puerto Rico	4.3%
Texas	3.2%
Ohio	3.1%
Michigan	2.8%
Guam	2.4%
Wisconsin	2.3%
Washington	2.2%
Colorado	2.1%
Tennessee	2.0%
Louisiana	1.5%
Other[1]	19.4%
Total	100%

[1]	See Portfolio of Investments for details on “other” States and Territories.

NIQ	Nuveen Intermediate Duration Quality
Municipal Term Fund
Performance Overview and Holding Summaries as of
May 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of May 31, 2021

		Average Annual
			Since
	1-Year	5-Year	Inception
NIQ at Common Share NAV	7.50%	4.07%	4.09%
NIQ at Common Share Price	10.16%	5.22%	3.65%
S&P Municipal Bond Intermediate Index	3.71%	3.28%	3.28%
S&P Municipal Bond Index	4.70%	3.48%	3.49%

Since inception returns are from 2/07/13. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	124.8%
Common Stocks	1.6%
Other Assets Less Liabilities	1.6%
Net Assets Plus AMTP Shares,
net of deferred offering costs	128.0%
AMTP Shares, net of deferred
offering costs	(28.0)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.5%
AAA	0.4%
AA	30.7%
A	30.8%
BBB	20.6%
BB or Lower	2.7%
N/R (not rated)	3.2%
N/A (not applicable)	1.1%
Total	100%

Portfolio Composition
(% of total investments)
Utilities	27.2%
Tax Obligation/Limited	17.1%
Transportation	15.6%
Health Care	13.9%
Tax Obligation/General	8.9%
Other	17.3%
Total	100%

States and Territories
(as a % of total investments)
Colorado	13.3%
Illinois	8.8%
California	8.4%
New York	6.3%
Tennessee	6.2%
Michigan	6.1%
Florida	5.6%
Texas	5.1%
New Jersey	3.1%
Pennsylvania	2.8%
Kentucky	2.7%
Maine	2.2%
Nebraska	2.0%
Nevada	1.9%
Ohio	1.9%
South Carolina	1.8%
Alabama	1.7%
Georgia	1.6%
Other[1]	18.5%
Total	100%

[1]	See Portfolio of Investments for details on “other” States and Territories.

Shareholder Meeting Report
The annual meeting of shareholders was held on April 6, 2021 for NID and NIQ. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

		NID			NIQ
	Common and			Common and
	Preferred			Preferred
	shares voting			shares voting
	together		Preferred	together		Preferred
	as a class		Shares*	as a class		Shares*
Approval of the Board Members was reached as follows:
Jack B. Evans
For	23,245,670		—	7,242,851		—
Withhold	18,161,741		—	4,568,467		—
Total	41,407,411		—	11,811,318		—
Matthew Thornton III
For	40,795,731		—	11,412,671		—
Withhold	611,680		—	398,647		—
Total	41,407,411		—	11,811,318		—
William C. Hunter
For	—		—	—		—
Withhold	—		1,750	—		550
Total	—		1,750	—		550
Albin F. Moschner
For	—		—	—		—
Withhold	—		1,750	—		550
Total	—		1,750	—		550

* Each Board Member will continue to serve on the Board as a “holdover” Board Member until his successor has been duly elected and qualified.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen Intermediate Duration Municipal Term Fund
Nuveen Intermediate Duration Quality Municipal Term Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Intermediate Duration Municipal Term Fund and Nuveen Intermediate Duration Quality Municipal Term Fund (the Funds), including the portfolios of investments, as of May 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2021, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois
July 28, 2021

NID	Nuveen Intermediate Duration Municipal
Term Fund
Portfolio of Investments
May 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 127.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 122.7% (96.5% of Total Investments)
	Alabama – 0.1% (0.1% of Total Investments)
$ 755	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	10/29 at 100.00	B	$ 910,711
	United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)
	Alaska – 0.3% (0.3% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
2,000	5.000%, 6/01/32	6/21 at 100.00	B3	2,029,820
350	5.000%, 6/01/46	6/21 at 100.00	B3	354,434
2,350	Total Alaska			2,384,254
	Arizona – 1.1% (0.8% of Total Investments)
2,000	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s	2/22 at 100.00	A1	2,064,960
	Hospital, Refunding Series 2012A, 5.000%, 2/01/27
680	Estrella Mountain Ranch Community Facilities District, Goodyear City, Arizona, Special	7/25 at 100.00	N/R	717,869
	Assessment Revenue Bonds, Montecito Assessment District 2, Series 2015, 4.750%,
	7/01/30, 144A
665	Florence Town Inc, Industrial Development Authority, Arizona, Education Revenue Bonds,	No Opt. Call	BB+	690,749
	Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013,
	5.000%, 7/01/23
2,000	Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue	7/29 at 100.00	A3	2,415,160
	Bonds, Series 2019A, 5.000%, 7/01/32
75	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/21 at 100.00	N/R (4)	75,363
	Great Hearts Academies – Veritas Project, Series 2012, 6.250%, 7/01/32 (Pre-refunded 7/01/21)
290	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BB+	312,228
	Legacy Traditional Schools Projects, Series 2015, 5.000%, 7/01/45, 144A
1,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities	2/24 at 100.00	B+	1,035,260
	Foundation, Inc Project, Series 2014, 5.125%, 2/01/34
6,710	Total Arizona			7,311,589
	Arkansas – 0.4% (0.3% of Total Investments)
2,665	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B1	2,945,331
	Steel Project, Series 2019, 4.500%, 9/01/49 (AMT), 144A
	California – 11.1% (8.7% of Total Investments)
1,850	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	AA	2,086,264
	Subordinate Lien Series 2016B, 4.000%, 10/01/35 – AGM Insured
2,490	Alvord Unified School District, Riverside County, California, General Obligation Bonds,	No Opt. Call	AA	5,549,114
	Tender Option Bond Trust 2016-XG0089, 27.037%, 8/01/30, 144A (IF) (5)
3,440	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	3,978,394
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
400	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	A–	481,148
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/40
10	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	11,558
	2019-2, 4.000%, 3/20/33
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group,
	Series 2017A:
1,095	5.250%, 11/01/29	11/26 at 100.00	BBB–	1,316,847
1,140	5.000%, 11/01/30	11/26 at 100.00	BBB–	1,340,492

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,000	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,	7/22 at 100.00	BBB	$ 1,056,680
	Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%,
	11/21/45 (AMT), 144A
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
500	5.250%, 12/01/29	12/24 at 100.00	BB	573,315
2,500	5.250%, 12/01/34	12/24 at 100.00	BB	2,857,350
2,500	5.250%, 12/01/44	12/24 at 100.00	BB	2,838,850
1,713	5.500%, 12/01/54	12/24 at 100.00	BB	1,947,407
2,300	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	2,700,637
	Linda University Medical Center, Series 2016A, 5.000%, 12/01/27, 144A
2,765	California Statewide Community Development Authority, Certificates of Participation,	1/28 at 100.00	BBB+	3,139,879
	Methodist Hospital of Southern California, Series 2018, 4.250%, 1/01/43
5,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,	6/21 at 100.00	N/R	5,017,850
	Redevelopment Projects, Second Lien Series 2010B, 5.750%, 8/01/26
3,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	AA	3,402,630
	Refunding Series 2013A, 0.000%, 1/15/29 – AGM Insured (6)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement
	Asset-Backed Bonds, Series 2018A-1:
2,000	5.000%, 6/01/30	6/28 at 100.00	BBB	2,494,920
3,260	5.000%, 6/01/32	6/28 at 100.00	BBB	4,022,514
5,290	5.000%, 6/01/33	6/28 at 100.00	BBB	6,494,427
3,805	5.000%, 6/01/34	6/28 at 100.00	BBB–	4,654,390
1,415	5.000%, 6/01/35	6/28 at 100.00	BB+	1,707,311
1,665	3.500%, 6/01/36	6/22 at 100.00	BB	1,696,335
100	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment	6/21 at 100.00	A	100,377
	Project, Subordinate Lien Refunding Series 2008A, 5.000%, 8/15/23
2,315	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds,	9/25 at 100.00	N/R	2,631,275
	Refunding Series 2015, 5.000%, 9/01/35
250	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	N/R (4)	252,843
	National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)
4,100	Natomas Unified School District, Sacramento County, California, General Obligation	8/26 at 100.00	AA	4,274,004
	Bonds, Election 2018, Series 2019, 3.000%, 8/01/46 – AGM Insured (UB) (5)
700	Redwood City, California, Special Tax Refunding Bonds, Redwood Shores Community	9/22 at 100.00	N/R	732,837
	Facilities District 99-1, Shores Transportation Improvement Project, Series 2012B,
	5.000%, 9/01/29
1,975	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation	10/24 at 100.00	AA	2,233,764
	Bonds, Refunding Series 2014A, 5.000%, 10/01/34 – AGM Insured
85	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8	No Opt. Call	N/R	85,818
	Scott Road, Series 2013, 4.000%, 9/01/21
500	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westbrook,	9/24 at 100.00	N/R	561,390
	Series 2014, 5.000%, 9/01/29
2,395	San Bernardino Joint Powers Financing Authority, California, Tax Allocation Bonds,	No Opt. Call	AA	2,805,910
	Series 2005A, 5.750%, 10/01/24 – AGM Insured
440	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB (4)	455,770
	2011, 7.500%, 12/01/41 (Pre-refunded 12/01/21)
1,500	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds,	3/23 at 100.00	N/R	1,587,195
	Community Facilities District 2008-1 Tejon Industrial Complex East 2012A, 5.000%, 9/01/32
1,500	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds,	3/23 at 100.00	N/R	1,588,530
	Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.000%, 9/01/32
64,998	Total California			76,678,025

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments (continued)
May 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 2.7% (2.1% of Total Investments)
	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017:
$ 750	4.000%, 12/31/30 (AMT)	12/27 at 100.00	A–	$ 838,808
250	4.000%, 6/30/31 (AMT)	12/27 at 100.00	A–	279,135
645	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue	6/23 at 100.00	A+	694,562
	Bonds, Pinnacle Charter School, Inc K-8 Facility Project, Series 2013, 5.000%, 6/01/29
50	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	No Opt. Call	BB+	51,873
	Littleton Preparatory Charter School, Series 2013, 5.000%, 12/01/22
851	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,	No Opt. Call	N/R	11,747
	Series 2017, 6.875%, 10/01/27 (AMT) (7), (8)
3,270	Colorado Springs, Colorado, Utilities System Revenue Bonds, Tender Option Bond Trust	11/22 at 100.00	AA+	3,959,545
	2015-XF0223, 14.221%, 11/15/30, 144A (IF) (5)
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System
	Revenue Bonds, Tender Option Bond Trust 2016-XF2354:
100	22.333%, 3/01/25, 144A (IF) (5)	No Opt. Call	AA	183,258
300	22.333%, 3/01/26, 144A (IF) (5)	No Opt. Call	AA	606,972
430	22.282%, 3/01/27, 144A (IF) (5)	No Opt. Call	AA	942,977
725	22.333%, 3/01/28, 144A (IF) (5)	No Opt. Call	AA	1,703,815
200	22.333%, 3/01/29, 144A (IF) (5)	No Opt. Call	AA	498,344
2,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center	No Opt. Call	Baa2	2,418,200
	Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/26
1,000	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds,	No Opt. Call	N/R	1,017,670
	Refunding Series 2013, 5.000%, 12/01/21, 144A
1,900	Rangely Hospital District, Rio Blanco County, Colorado, General Obligation Bonds,	11/21 at 100.00	Baa3	1,926,239
	Refunding Series 2011, 6.000%, 11/01/26
205	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series	No Opt. Call	N/R	206,183
	2016, 3.000%, 12/01/21
3,150	Westminster Economic Development Authority, Colorado, Tax Increment Revenue Bonds,	12/22 at 100.00	AA–	3,370,279
	Mandalay Gardens Urban Renewal Project, Series 2012, 5.000%, 12/01/27
15,826	Total Colorado			18,709,607
	Connecticut – 0.3% (0.2% of Total Investments)
900	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	7/22 at 100.00	BBB+	935,154
	Hospital, Series 2012J, 5.000%, 7/01/37
7,995	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	1,199,226
	Series 2013A, 6.050%, 7/01/31 (cash 4.000%, PIK 2.050%) (8)
8,895	Total Connecticut			2,134,380
	District of Columbia – 0.5% (0.4% of Total Investments)
335	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard	No Opt. Call	BB–	338,122
	Properties LLC Issue, Series 2013, 4.000%, 10/01/21
800	District of Columbia, Revenue Bonds, District of Columbia International School, Series	7/29 at 100.00	BBB	945,504
	2019, 5.000%, 7/01/39
355	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A,	7/24 at 103.00	N/R	373,712
	4.125%, 7/01/27
	District of Columbia, Tax Increment Revenue Bonds, Gallery Place Project, Tender Option
	Bond Trust 2016-XF2341:
745	21.729%, 6/01/29, 144A (IF) (5)	6/21 at 100.00	AA+	757,531
785	21.649%, 6/01/30, 144A (IF) (5)	6/21 at 100.00	AA+	798,125
520	21.729%, 6/01/31, 144A (IF) (5)	6/21 at 100.00	AA+	528,710
3,540	Total District of Columbia			3,741,704

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 10.8% (8.5% of Total Investments)
$ 150	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing	No Opt. Call	BBB	$ 163,050
	Project, Series 2013A, 5.000%, 11/15/23
520	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/25 at 100.00	N/R	552,141
	Series 2015, 5.000%, 5/01/30
7,200	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care	7/25 at 100.00	N/R	7,830,792
	Inc Project, Series 2015, 5.750%, 7/01/30, 144A
1,715	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami	6/21 at 100.00	Baa3	1,721,054
	FX, LLC Project, Series 2010A, 5.350%, 7/01/29
345	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria	No Opt. Call	BBB–	356,951
	University, Refunding Series 2013A, 4.500%, 6/01/23
125	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment	No Opt. Call	N/R	125,761
	Bonds, Area One Project, Series 2016, 3.500%, 11/01/21
	Escambia County Health Facilities Authority, Florida, Health Care Facilities Revenue
	Bonds, Baptist Health Care Corporation Obligated, Series 2020A:
2,500	4.000%, 8/15/45	2/30 at 100.00	BBB+	2,879,400
5,675	4.000%, 8/15/45 (UB) (5)	2/30 at 100.00	BBB+	6,536,238
195	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	No Opt. Call	N/R (4)	195,443
	Renaissance Charter School, Inc Projects, Series 2011A, 6.500%, 6/15/21 (ETM)
7,500	Florida Development Finance Corporation, Florida, Surface Transportation Facility	1/24 at 107.00	N/R	8,142,975
	Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%,
	1/01/49 (AMT), 144A
6,865	Florida Development Finance Corporation, Florida, Surface Transportation Facility	6/21 at 103.00	N/R	6,972,849
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A, 6.250%,
	1/01/49 (AMT) (Mandatory Put 1/01/24), 144A
335	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	No Opt. Call	N/R	345,727
	Assessment Bonds, Doral Breeze Project Series 2012, 5.125%, 11/01/22
	Lake Powell Residential Golf Community Development District, Bay County, Florida,
	Special Assessment Revenue Refunding Bonds, Series 2012:
355	5.250%, 11/01/22	No Opt. Call	N/R	366,580
1,235	5.750%, 11/01/32	11/23 at 100.00	N/R	1,316,152
1,400	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee	6/21 at 100.00	BB–	1,402,646
	County Community Charter Schools, Series 2007A, 5.250%, 6/15/27
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Tender
	Option Bond Trust 2016-XG0099:
700	21.730%, 7/01/22, 144A (IF) (5)	No Opt. Call	A	878,213
820	21.730%, 7/01/23, 144A (IF) (5)	7/22 at 100.00	A	1,033,815
1,115	21.730%, 7/01/24, 144A (IF) (5)	7/22 at 100.00	A	1,403,863
800	21.730%, 7/01/25, 144A (IF) (5)	7/22 at 100.00	A	1,005,912
185	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement	No Opt. Call	N/R	190,668
	Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22
645	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	No Opt. Call	N/R	660,680
	Bonds, Development Unit 16, Refunding Series 2012, 5.125%, 8/01/22
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &
	Improvement Capital Appreciation Series 2019A-2:
1,500	0.000%, 10/01/40	10/29 at 68.72	BBB+	832,815
2,000	0.000%, 10/01/41	10/29 at 66.18	BBB+	1,065,140
2,000	0.000%, 10/01/42	10/29 at 63.69	BBB+	1,021,060
1,000	0.000%, 10/01/44	10/29 at 59.08	BBB+	470,920
4,000	0.000%, 10/01/45	10/29 at 56.95	BBB+	1,811,400
500	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH	12/24 at 100.00	N/R (4)	580,740
	Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/25 (Pre-refunded 12/01/24)
900	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical	11/22 at 100.00	BBB+	939,105
	Center, Series 2013A, 5.000%, 11/01/33

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments (continued)
May 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 365	Palm Beach County, Florida, Revenue Bonds, Provident Group – PBAU Properties LLC – Palm	4/29 at 100.00	Ba1	$ 412,873
	Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/39, 144A
2,325	Saint Johns County Industrial Development Authority, Florida, First Mortgage Revenue	8/25 at 103.00	A–	2,545,642
	Bonds, Presbyterian Retirement Communities Obligated Group Project, Series 2020A,
	4.000%, 8/01/55
2,610	South Fork Community Development District, Florida, Capital Improvement Revenue Bonds,	5/27 at 100.00	BBB	2,931,265
	Refunding Series 2017, 4.000%, 5/01/31
1,735	South-Dade Venture Community Development District, Florida, Special Assessment Revenue	5/22 at 100.00	BBB	1,802,405
	Bonds, Refunding Series 2012, 5.000%, 5/01/26
655	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds,	5/23 at 100.00	N/R	677,211
	Refunding Series 2013, 4.000%, 5/01/25
	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central
	Florida Health Alliance Projects, Series 2014B:
2,925	5.000%, 7/01/29	7/24 at 100.00	A–	3,267,459
2,350	5.000%, 7/01/30	7/24 at 100.00	A–	2,616,795
1,560	5.000%, 7/01/31	7/24 at 100.00	A–	1,734,112
1,400	5.000%, 7/01/32	7/24 at 100.00	A–	1,554,000
	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Tender Option
	Bond Trust 2016-XG0097:
400	22.638%, 7/01/27 (Pre-refunded 7/01/22), 144A (IF) (5)	7/22 at 100.00	A+ (4)	504,908
290	22.638%, 7/01/28 (Pre-refunded 7/01/22), 144A (IF) (5)	7/22 at 100.00	A+ (4)	366,058
1,000	17.605%, 7/01/29 (Pre-refunded 7/01/22), 144A (IF) (5)	7/22 at 100.00	A+ (4)	1,208,310
1,000	17.605%, 7/01/30 (Pre-refunded 7/01/22), 144A (IF) (5)	7/22 at 100.00	A+ (4)	1,208,310
1,000	22.638%, 7/01/31 (Pre-refunded 7/01/22), 144A (IF) (5)	7/22 at 100.00	A+ (4)	1,262,270
535	Venetian Community Development District, Sarasota County, Florida, Capital Improvement	5/22 at 100.00	N/R	549,274
	Revenue Bonds, Series 2012-A2, 5.000%, 5/01/23
700	Verandah West Community Development District, Florida, Capital Improvement Revenue	No Opt. Call	N/R	718,662
	Bonds, Refunding Series 2013, 4.000%, 5/01/23
105	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue	No Opt. Call	BBB–	109,507
	Bonds, Phase Two Assessment Area, Refunding Series 2012A-2, 5.600%, 5/01/22
620	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of	No Opt. Call	N/R	628,482
	Development 3, Refunding Series 2017, 3.500%, 5/01/22
73,855	Total Florida			74,899,633
	Georgia – 0.2% (0.2% of Total Investments)
650	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds,	1/28 at 100.00	N/R	424,379
	Georgia Proton Treatment Center Project, Current Interest Series 2017A-1, 6.500%, 1/01/29
1,105	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A,	6/27 at 100.00	AAA	1,159,366
	4.000%, 12/01/48
1,755	Total Georgia			1,583,745
	Guam – 3.0% (2.4% of Total Investments)
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,860	5.000%, 11/15/24	No Opt. Call	BB	2,118,633
2,170	5.000%, 11/15/33	11/25 at 100.00	BB	2,475,645
1,100	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/24 at 100.00	A–	1,216,204
	Refunding Series 2014A, 5.000%, 7/01/29
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,
	Series 2013:
1,365	5.250%, 7/01/24	7/23 at 100.00	A–	1,491,781
2,500	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	A– (4)	2,767,750
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
2,500	5.000%, 12/01/25	No Opt. Call	BB	2,935,975
3,750	5.000%, 12/01/26	No Opt. Call	BB	4,500,862
1,000	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.250%, 10/01/34 (AMT)	10/23 at 100.00	Baa2	1,085,030

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam (continued)
$ 2,025	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	$ 2,140,061
200	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/31	10/24 at 100.00	BBB	221,248
18,470	Total Guam			20,953,189
	Hawaii – 1.3% (1.0% of Total Investments)
6,215	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/27 at 100.00	N/R	7,044,578
	University, Series 2018, 6.000%, 7/01/28, 144A
105	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds,	No Opt. Call	BBB	106,624
	Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22
1,550	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental	6/21 at 100.00	Ba3	1,555,472
	Airlines Inc, Series 1997, 5.625%, 11/15/27 (AMT)
7,870	Total Hawaii			8,706,674
	Idaho – 0.4% (0.3% of Total Investments)
2,530	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	2,871,676
	Refunding Series 2016, 5.000%, 9/01/30
	Illinois – 16.8% (13.2% of Total Investments)
3,490	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates,	No Opt. Call	N/R	3,540,047
	4.000%, 6/15/23 (Mandatory Put 12/15/22), 144A
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	6,072,100
	Series 2016, 5.750%, 4/01/34
440	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	507,637
	Series 2017, 5.000%, 4/01/42
750	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	BB	765,217
	Series 2011A, 5.000%, 12/01/41
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Project Series 2015C:
470	5.250%, 12/01/35	12/24 at 100.00	BB	524,525
555	5.250%, 12/01/39	12/24 at 100.00	BB	616,561
3,405	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/22 at 100.00	BB	3,594,829
	Refunding Series 2012B, 5.000%, 12/01/33
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Refunding Series 2017C:
7,225	5.000%, 12/01/26	No Opt. Call	BB	8,697,744
1,875	5.000%, 12/01/27	No Opt. Call	BB	2,301,544
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	1,202,970
	Refunding Series 2017G, 5.000%, 12/01/34
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	AA	1,261,780
	Refunding Series 2018A, 5.000%, 12/01/30 – AGM Insured
2,115	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	BB	2,328,678
	Refunding Series 2018C, 5.000%, 12/01/23
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	1,266,040
	Series 2016A, 7.000%, 12/01/26
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
1,470	0.000%, 12/01/22 – FGIC Insured	No Opt. Call	Baa2	1,452,433
1,500	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	Baa2	1,335,090
1,962	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State	6/21 at 100.00	N/R	1,962,156
	Redevelopment Project, Series 2012, 6.100%, 1/15/29
718	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue	6/21 at 100.00	N/R	543,967
	Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (8)
2,630	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/34 –	No Opt. Call	BBB+	1,884,605
	FGIC Insured

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments (continued)
May 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 225	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2008C,	No Opt. Call	BBB+	$ 186,374
	0.000%, 1/01/29
3,215	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.000%, 1/01/40	6/21 at 100.00	BBB+	3,221,237
2,680	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/23	1/22 at 100.00	BBB+	2,745,044
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
850	5.000%, 1/01/24	No Opt. Call	BBB+	939,777
1,500	5.000%, 1/01/25	No Opt. Call	BBB+	1,713,825
515	5.000%, 1/01/31	1/26 at 100.00	BBB+	589,896
1,685	5.000%, 1/01/38	1/26 at 100.00	BBB+	1,907,673
2,000	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.500%, 1/01/49	1/29 at 100.00	BBB+	2,434,760
	Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 2015-XF0124:
1,000	21.316%, 11/15/29, 144A (IF) (5)	11/22 at 100.00	A+	1,332,790
3,040	21.316%, 11/15/33, 144A (IF) (5)	11/22 at 100.00	A+	4,046,818
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond
	Trust 2016-XF2339:
330	22.015%, 9/01/21, 144A (IF) (5)	No Opt. Call	AA+	349,883
480	22.056%, 9/01/21, 144A (IF) (5)	No Opt. Call	AA+	508,978
435	21.997%, 9/01/22, 144A (IF) (5)	No Opt. Call	AA+	566,770
	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding
	Series 2016:
1,500	3.000%, 9/01/30	9/26 at 100.00	A–	1,578,495
1,475	3.000%, 9/01/31	9/26 at 100.00	A–	1,548,027
	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
1,210	5.000%, 5/15/22 (ETM)	No Opt. Call	A1 (4)	1,263,821
1,575	5.000%, 5/15/24 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (4)	1,645,056
775	Illinois Finance Authority, Student Housing & Academic Facility Revenue Bonds,	8/27 at 100.00	Baa3	882,306
	CHF-Collegiate Housing Foundation – Chicago LLC University of Illinois at Chicago Project,
	Series 2017A, 5.000%, 2/15/37
2,500	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014,	6/24 at 100.00	AA	2,792,150
	5.000%, 6/15/27 – AGM Insured
1,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%,	No Opt. Call	BB+	939,790
	6/15/25 – AMBAC Insured
	Illinois State, General Obligation Bonds, December Series 2017A:
890	5.000%, 12/01/27	No Opt. Call	BBB–	1,097,566
1,020	5.000%, 12/01/28	12/27 at 100.00	BBB–	1,245,981
1,875	Illinois State, General Obligation Bonds, June Series 2016, 3.500%, 6/01/29	6/26 at 100.00	BBB–	2,057,737
1,500	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB–	1,811,895
5,175	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB–	6,374,617
3,050	Illinois State, General Obligation Bonds, November Series 2019B, 4.000%, 11/01/34	11/29 at 100.00	BBB–	3,513,661
4,565	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/26	No Opt. Call	BBB–	5,427,009
	Illinois State, General Obligation Bonds, Refunding Series 2012:
1,750	5.000%, 8/01/22	No Opt. Call	BBB–	1,844,202
4,000	5.000%, 8/01/23 – AGM Insured	No Opt. Call	AA	4,401,320
2,000	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1010, 17.990%,	No Opt. Call	AA	2,802,680
	8/01/23 – AGM Insured, 144A (IF) (5)
3,560	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Refunding Junior Obligation	6/26 at 100.00	AA	3,956,691
	September Series 2016C, 4.000%, 6/15/30 – BAM Insured
2,275	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BBB	2,367,820
	Bonds, Refunding Series 2012B, 5.000%, 12/15/28
1,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	BBB	1,207,240
	Bonds, Series 2017B, 5.000%, 12/15/26

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,250	Romeoville, Will County, Illinois, Revenue Bonds, Lewis University Project, Refunding	4/25 at 100.00	BBB	$ 2,350,012
	Series 2018B, 4.125%, 10/01/46
	Romeoville, Will County, Illinois, Revenue Bonds, Lewis University Project, Series 2015:
1,100	5.000%, 10/01/25	4/25 at 100.00	BBB	1,238,622
200	5.000%, 10/01/26	4/25 at 100.00	BBB	224,422
435	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US	8/22 at 100.00	B	450,234
	Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
2,500	Wauconda, Illinois, Special Service Area 1 Special Tax Bonds, Liberty Lake Project,	3/25 at 100.00	AA	2,827,575
	Refunding Series 2015, 5.000%, 3/01/33 – BAM Insured
103,740	Total Illinois			116,250,677
	Indiana – 1.4% (1.1% of Total Investments)
145	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds,	6/30 at 100.00	N/R	159,351
	Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.125%,
	6/01/32, 144A
3,635	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter	3/23 at 100.00	B+	3,740,124
	School Project, Series 2013A, 6.000%, 3/01/33
85	Indiana Finance Authority, Educational Facilities Revenue Bonds, Circle City Preparatory	12/27 at 103.00	N/R	94,864
	Inc Project, Series 2021A, 5.000%, 12/01/30
615	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of	No Opt. Call	N/R	676,168
	Northwest Indiana Inc Project, Series 2016, 6.250%, 12/01/24, 144A
1,295	Indiana Finance Authority, Health Facilities Revenue Bonds, Good Samaritan Hospital	No Opt. Call	Baa3	1,451,656
	Project, Series 2016A, 5.500%, 4/01/24
175	Valparaiso, Indiana, Exempt Facilties Revenue Bonds, Pratt Paper LLC Project, Series	No Opt. Call	N/R	187,143
	2013, 5.875%, 1/01/24 (AMT)
3,000	Whiting, Indiana, Environmental Facilities Refunding Revenue Bonds, BP Products North	No Opt. Call	A2	3,640,380
	America Inc Project, Refundng Series 2019A, 5.000%, 12/01/44 (AMT) (Mandatory Put 6/05/26)
8,950	Total Indiana			9,949,686
	Iowa – 1.5% (1.2% of Total Investments)
1,925	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project,	8/22 at 100.00	BBB–	1,987,794
	Series 2012, 4.750%, 8/01/42
3,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	BB–	3,285,570
	Company Project, Series 2013, 5.250%, 12/01/25
4,640	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	BB–	5,035,699
	Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)
9,565	Total Iowa			10,309,063
	Kansas – 1.3% (1.0% of Total Investments)
	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health
	System/Sunbelt Obligated Group, Tender Option Bond Trust 2016-XG0056:
310	17.900%, 11/15/32, 144A (IF) (5)	5/22 at 100.00	AA	366,913
2,000	22.460%, 11/15/32, 144A (IF) (5)	5/22 at 100.00	AA	2,455,320
200	Kansas Power Pool, a Municipal Energy Agency Electric Utility Revenue Bonds, DogWood	12/25 at 100.00	A3	236,642
	Facility, Series 2015A, 5.000%, 12/01/28
2,000	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement	12/22 at 100.00	N/R	1,000,000
	District No 1 Project, Series 2012B, 6.100%, 12/15/34 (8)
8,000	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at	12/22 at 100.00	N/R	4,906,080
	Lionsgate Project, Series 2012, 5.250%, 12/15/29
12,510	Total Kansas			8,964,955

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments (continued)
May 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 1.0% (0.8% of Total Investments)
	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a
	King’s Daughters Medical Center Project, Refunding Series 2019:
$ 920	5.000%, 2/01/31	2/30 at 100.00	Baa2	$ 1,109,980
125	4.000%, 2/01/33	2/30 at 100.00	Baa2	138,812
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro
	Health, Refunding Series 2017A:
3,000	5.000%, 6/01/30	6/27 at 100.00	Baa2	3,522,870
1,315	5.000%, 6/01/31	6/27 at 100.00	Baa2	1,539,221
685	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	772,009
	Information Highway Project, Senior Series 2015A, 5.000%, 7/01/33
175	Owensboro, Kentucky, Water Revenue Bonds, Refunding & Improvement Series 2014, 2.500%,	No Opt. Call	AA	176,113
	9/15/21 – BAM Insured
6,220	Total Kentucky			7,259,005
	Louisiana – 1.9% (1.5% of Total Investments)
	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East
	Jefferson General Hospital, Refunding Series 2011:
780	5.625%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	783,463
60	6.250%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	60,295
3,300	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/27 at 100.00	Baa2	3,672,207
	Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017,
	3.500%, 11/01/32
1,500	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/30 at 100.00	A	1,737,075
	Project, Series 2020A, 4.000%, 5/15/49
2,840	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	No Opt. Call	Baa1	2,967,261
	Refunding Series 2017, 0.000%, 10/01/31 (6)
1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	No Opt. Call	AA–	1,050,130
	2013A, 5.000%, 7/01/22
	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal
	Project, Series 2017B:
500	5.000%, 1/01/31 (AMT)	1/27 at 100.00	A2	601,775
800	5.000%, 1/01/32 (AMT)	1/27 at 100.00	A2	965,344
720	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation	No Opt. Call	BBB–	736,193
	Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)
285	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood	11/24 at 100.00	N/R	314,044
	Project, Refunding Series 2015, 5.250%, 11/15/29
11,785	Total Louisiana			12,887,787
	Maine – 0.1% (0.1% of Total Investments)
500	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Coastal Resources of Maine	12/26 at 100.00	N/R	275,000
	LLC Project, Green Series 2017, 5.375%, 12/15/33 (AMT), 144A (8)
350	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	No Opt. Call	BBB (4)	368,162
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/22 (ETM)
850	Total Maine			643,162
	Maryland – 0.6% (0.5% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
350	5.000%, 9/01/26	No Opt. Call	CCC	366,499
1,000	5.000%, 9/01/33	9/27 at 100.00	CCC	1,050,600
2,000	5.000%, 9/01/34	9/27 at 100.00	CCC	2,102,820
775	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine	6/21 at 100.00	BB–	782,765
	Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25
4,125	Total Maryland			4,302,684

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 0.3% (0.2% of Total Investments)
$ 1,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	No Opt. Call	BBB	$ 1,202,900
	Series 2016E, 5.000%, 7/01/26
805	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K,	7/22 at 100.00	AA	840,162
	Series 2013, 5.250%, 7/01/29 (AMT)
1,805	Total Massachusetts			2,043,062
	Michigan – 3.6% (2.8% of Total Investments)
635	Flint Hospital Building Authority, Michigan, Building Authority Revenue Bonds, Hurley	No Opt. Call	BBB–	659,994
	Medical Center, Series 2013A, 5.000%, 7/01/23
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &
	Sewerage Department Water Supply System Local Project, Series 2014C-3:
5,000	5.000%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,694,800
5,000	5.000%, 7/01/25 – AGM Insured	7/24 at 100.00	AA	5,758,000
5,000	5.000%, 7/01/26 – AGM Insured	7/24 at 100.00	AA	5,749,650
1,945	5.000%, 7/01/31 – AGM Insured	7/24 at 100.00	AA	2,210,784
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &
	Sewerage Department Water Supply System Local Project, Series 2014C-7:
2,000	5.000%, 7/01/25 – NPFG Insured	7/24 at 100.00	A+	2,303,200
2,000	5.000%, 7/01/26 – NPFG Insured	7/24 at 100.00	A+	2,299,860
65	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service	No Opt. Call	B	64,597
	Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21
21,645	Total Michigan			24,740,885
	Minnesota – 0.1% (0.1% of Total Investments)
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of
	Art and Design, Series 2015-8D:
260	4.000%, 5/01/24	5/23 at 100.00	Baa2	272,906
250	4.000%, 5/01/26	5/23 at 100.00	Baa2	261,280
510	Total Minnesota			534,186
	Mississippi – 0.5% (0.4% of Total Investments)
1,845	Mississippi Business Finance Corporation, Gulf Opportunity Zone Industrial Development	6/21 at 100.00	BBB–	1,845,148
	Revenue Bonds, Northrop Grumman Ship Systems Inc Project, Series 2006, 4.550%, 12/01/28
	Mississippi Development Bank Special Obligation Bonds, Marshall County Industrial
	Development Authority, Mississippi Highway Construction Project, Tender Option Bond Trust 3315:
800	22.708%, 1/01/26 (Pre-refunded 1/01/22), 144A (IF) (5)	1/22 at 100.00	AA– (4)	914,672
500	22.708%, 1/01/28 (Pre-refunded 1/01/22), 144A (IF) (5)	1/22 at 100.00	AA– (4)	571,670
3,145	Total Mississippi			3,331,490
	Missouri – 1.3% (1.0% of Total Investments)
1,515	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series	No Opt. Call	BBB–	1,664,243
	2016, 5.000%, 8/01/24
1,125	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	1,171,631
	Shoppes Redevelopment Project, Refunding Series 2017A, 4.000%, 11/01/27
2,310	Poplar Bluff Regional Transportation Development District, Missouri, Transportation	12/22 at 100.00	BBB	2,384,636
	Sales Tax Revenue Bonds, Series 2012, 4.000%, 12/01/36
670	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding &	5/23 at 100.00	N/R	690,556
	Improvement Series 2014A, 5.000%, 5/01/24
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue
	Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
385	5.000%, 11/15/23	No Opt. Call	N/R	408,604
800	5.000%, 11/15/25	No Opt. Call	N/R	883,056
1,595	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Annual Appropriation	4/27 at 100.00	A	1,893,823
	Revenue Bonds, Contractual Payments of St Louis City Scottrade Center Project, Series 2018A,
	5.000%, 4/01/38
8,400	Total Missouri			9,096,549

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments (continued)
May 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.6% (0.5% of Total Investments)
$ 2,000	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A,	No Opt. Call	A2	$ 2,049,820
	5.250%, 12/01/21
1,445	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A2	1,530,963
	5.000%, 9/01/32
635	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna	5/24 at 100.00	A–	711,740
	Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/26
4,080	Total Nebraska			4,292,523
	Nevada – 0.7% (0.5% of Total Investments)
	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,
	Series 2017A:
320	5.000%, 9/01/29	9/27 at 100.00	A–	392,381
495	5.000%, 9/01/31	9/27 at 100.00	A–	601,856
1,630	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Regional Healthcare Project,	9/22 at 100.00	A– (4)	1,724,442
	Refunding Series 2012, 5.000%, 9/01/27 (Pre-refunded 9/01/22)
165	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-13	No Opt. Call	N/R	169,264
	Cornerstone, Refunding Series 2013, 5.000%, 3/01/22
1,465	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Refunding Series	6/26 at 100.00	BBB+	1,695,620
	2016, 5.000%, 6/15/31
160	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 65	12/27 at 100.00	N/R	183,288
	Northern Beltway Commercial Area, Series 2017, 5.000%, 12/01/37, 144A
4,235	Total Nevada			4,766,851
	New Jersey – 11.6% (9.2% of Total Investments)
3,000	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/24 at 100.00	BBB+	3,296,820
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/31
900	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series	6/22 at 100.00	BBB	935,154
	2012, 5.000%, 6/15/25
2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	Baa1	3,008,600
	Buildings-Health Department & Taxation Division Office Project, Series 2018A, 5.000%, 6/15/42
1,875	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project,	12/28 at 100.00	Baa1	2,338,556
	Series 2017B, 5.000%, 6/15/35
1,400	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project	11/29 at 100.00	Baa1	1,619,828
	Revenue Bonds, Series 2020A, 4.000%, 11/01/37
2,705	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge,	7/27 at 100.00	Baa3	2,874,549
	Refunding Series 2017A, 3.375%, 7/01/30
2,175	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	Baa1	2,585,314
	2017DDD, 5.000%, 6/15/42
1,200	New Jersey Economic Development Authority, School Facilities Construction Bonds, Tender	3/23 at 100.00	Baa1	1,298,088
	Option Bond Trust Series 2018-XG0168, 4.822%, 9/01/27, 144A (IF) (5)
1,615	New Jersey Economic Development Authority, School Facilities Construction Financing	6/24 at 100.00	Baa1	1,762,240
	Program Bonds, Refunding Series 2014PP, 4.000%, 6/15/28
1,440	New Jersey Economic Development Authority, School Facilities Construction Financing	3/25 at 100.00	Baa1	1,553,976
	Program Bonds, Tender Option Bond Trust 2016-XF2340, 3.337%, 9/01/25, 144A (IF) (5)
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental
	Airlines Inc, Series 1999:
2,320	5.125%, 9/15/23 (AMT)	8/22 at 101.00	Ba3	2,457,553
7,550	5.250%, 9/15/29 (AMT)	8/22 at 101.00	Ba3	7,999,451
2,410	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	3/24 at 101.00	Ba3	2,705,273
	Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)
5,000	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital	9/24 at 100.00	Baa1	5,460,700
	Improvement Fund Issue, Series 2014A, 4.000%, 9/01/29
7,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	7/21 at 100.00	BB+	7,022,400
	Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 1,200	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton	7/26 at 100.00	AA	$ 1,462,824
	HealthCare System, Series 2016A, 5.000%, 7/01/30
1,625	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	Baa1	1,318,704
	Series 2006C, 0.000%, 12/15/31 – FGIC Insured
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	Baa1	9,156,750
	2009A, 0.000%, 12/15/39 (UB) (5)
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/24 at 100.00	Baa1	1,152,430
	2009C, 5.250%, 6/15/32
2,250	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	Baa1	2,826,697
	2019AA, 5.000%, 6/15/31
	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057:
41	22.337%, 1/01/24 (Pre-refunded 7/01/22), 144A (IF) (5)	7/22 at 100.00	A+	51,868
459	22.337%, 1/01/24 (Pre-refunded 7/01/22), 144A (IF) (5)	7/22 at 100.00	N/R	580,672
	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding
	Series 2016S:
915	5.000%, 1/01/34	1/26 at 100.00	Baa1	1,053,659
1,505	5.000%, 1/01/35	1/26 at 100.00	Baa1	1,730,991
1,000	5.000%, 1/01/39	1/26 at 100.00	Baa1	1,142,990
1,705	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Subordinate	1/28 at 100.00	Baa1	1,990,707
	Series 2017B, 5.000%, 1/01/42 (AMT)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
2,250	5.000%, 6/01/27	No Opt. Call	A	2,806,110
1,920	5.000%, 6/01/30	6/28 at 100.00	A	2,413,536
5,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	5,878,500
	Bonds, Series 2018B, 5.000%, 6/01/46
78,960	Total New Jersey			80,484,940
	New Mexico – 0.3% (0.2% of Total Investments)
2,000	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement	5/22 at 100.00	BB+	2,049,800
	Residences Project, Series 2012, 5.000%, 5/15/32
	New York – 13.6% (10.7% of Total Investments)
570	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School	No Opt. Call	BBB–	598,608
	for Excellence, Series 2013A, 4.000%, 4/01/23
885	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	No Opt. Call	N/R	945,915
	Pratt Paper NY, Inc Project, Series 2014, 4.500%, 1/01/25 (AMT), 144A
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University,
	Series 2013A:
20	5.000%, 5/01/23 (ETM)	No Opt. Call	N/R (4)	21,873
820	5.000%, 5/01/23	No Opt. Call	BBB–	887,379
25	5.000%, 5/01/28 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (4)	27,291
975	5.000%, 5/01/28	5/23 at 100.00	BBB–	1,044,673
10,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	No Opt. Call	Aa3	12,357,300
	Fiscal 2017 Series A, 5.000%, 2/15/27 (UB) (5)
790	Jefferson County Civic Facility Development Corporation, New York, Revenue Bonds,	11/27 at 100.00	BBB–	870,975
	Samaritan Medical Center Project, Series 2017A, 4.000%, 11/01/42
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond
	Anticipation Note Series 2019B-1:
1,500	5.000%, 5/15/22	No Opt. Call	N/R	1,567,785
10,000	5.000%, 5/15/22 (UB) (5)	No Opt. Call	N/R	10,451,900
1,555	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	1,646,512
	Anticipation Note Series 2019D-1, 5.000%, 9/01/22
780	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	840,388
	Anticipation Note Series 2020A-1, 5.000%, 2/01/23

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments (continued)
May 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/31 at 100.00	A3	$ 5,807,200
	Climate Bond Certified Series 2021A-1, 4.000%, 11/15/44
1,000	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	6/21 at 100.00	CCC+	1,022,990
	Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26
2,900	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	No Opt. Call	BBB	3,152,677
	Series Series 2016A-1, 5.625%, 6/01/35
6,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	7,342,205
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
2,705	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A	2,762,671
	Center Project, Series 2011, 5.000%, 11/15/31
1,355	New York Transportation Development Corporation, New York, Facility Revenue Bonds,	10/31 at 100.00	BBB–	1,557,627
	Thruway Service Areas Project, Series 2021, 4.000%, 10/31/46 (AMT)
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
760	4.000%, 7/01/32 (AMT)	7/24 at 100.00	BBB	832,299
500	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	546,880
430	New York Transportation Development Corporation, New York, Special Facility Revenue	8/21 at 100.00	B	433,040
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series
	2016, 5.000%, 8/01/31 (AMT)
1,135	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B	1,355,701
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020,
	5.250%, 8/01/31 (AMT)
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
2,000	5.000%, 1/01/28 (AMT)	No Opt. Call	Baa3	2,486,300
2,000	5.000%, 1/01/30 (AMT)	1/28 at 100.00	Baa3	2,457,520
2,315	5.000%, 1/01/32 (AMT)	1/28 at 100.00	Baa3	2,822,726
1,680	5.000%, 1/01/33 (AMT)	1/28 at 100.00	Baa3	2,043,266
935	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	1,131,602
4,110	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	7/30 at 100.00	Aa3	4,775,039
	Twenty-One Series 2020, 4.000%, 7/15/50 (AMT) (UB) (5)
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel
	Center Project, Refunding Series 2016A:
820	5.000%, 1/01/32 (AMT)	1/26 at 100.00	B	825,633
5,000	5.000%, 1/01/33 (AMT)	1/26 at 100.00	B	5,030,250
3,820	5.000%, 1/01/35 (AMT)	1/26 at 100.00	B	3,832,224
650	5.000%, 1/01/36 (AMT)	1/26 at 100.00	B	651,554
6,890	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/45	6/27 at 100.00	CCC+	7,593,469
	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B:
2,000	5.000%, 6/01/24	No Opt. Call	B–	2,092,600
2,250	5.000%, 6/01/25	No Opt. Call	B–	2,376,585
84,675	Total New York			94,192,657
	North Carolina – 1.2% (1.0% of Total Investments)
750	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	10/26 at 100.00	AA	866,205
	Tender Option Bond Trust 2016-XG0019, 3.271%, 4/01/36, 144A (IF) (5)
6,225	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien	1/30 at 100.00	Aa1	7,618,528
	Series 2019, 5.000%, 1/01/49
6,975	Total North Carolina			8,484,733
	Ohio – 3.9% (3.1% of Total Investments)
7,450	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	7,828,832
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48
5,625	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	6,520,669
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 3,240	Cleveland, Ohio, Airport Special Revenue Bonds, Continental Airlines Inc Project, Series	6/21 at 100.00	Ba3	$ 3,250,854
	1998, 5.375%, 9/15/27 (AMT)
560	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	654,847
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
4,190	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	5,238
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/21 (8)
6,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	6,074,580
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29
	(Mandatory Put 9/15/21)
17,065	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	21,331
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (8)
320	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	329,120
	FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory
	Put 6/01/22)
130	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding	2/22 at 100.00	CCC	132,740
	Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)
260	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC	1/28 at 100.00	N/R	293,514
	Project, Series 2017, 4.250%, 1/15/38 (AMT), 144A
250	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States	11/21 at 100.00	B	254,918
	Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29
6,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	7,500
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (8)
1,430	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health	No Opt. Call	BB–	1,482,610
	System Obligated Group Project, Refunding and Improvement Series 2012, 5.000%, 12/01/22
52,520	Total Ohio			26,856,753
	Oklahoma – 1.2% (0.9% of Total Investments)
975	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	1,182,548
	Project, Series 2018B, 5.000%, 8/15/38
6,050	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding	6/25 at 100.00	B–	6,778,239
	Series 2015, 5.000%, 6/01/35 (AMT) (Mandatory Put 6/01/25)
7,025	Total Oklahoma			7,960,787
	Oregon – 0.3% (0.2% of Total Investments)
1,000	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds,	8/22 at 100.00	A–	1,042,930
	Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/31
730	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project,	6/21 at 100.00	N/R	731,000
	Series 1997, 5.650%, 12/01/27
1,730	Total Oregon			1,773,930
	Pennsylvania – 5.6% (4.4% of Total Investments)
	Allegheny County Industrial Development Authority, Pennsylvania, Environmental
	Improvement Revenue Bonds, United States Steel Corp, Refunding Series 2019:
815	4.875%, 11/01/24	No Opt. Call	B	890,518
725	5.125%, 5/01/30	No Opt. Call	B	875,561
530	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg	6/21 at 100.00	N/R	477,000
	Mills Project, Series 2004, 5.600%, 7/01/23 (8)
3,685	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax	5/22 at 100.00	Baa3	3,816,075
	Revenue Bonds, Series 2012A, 5.000%, 5/01/32
1,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	No Opt. Call	Baa3	1,216,570
	Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A
420	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	525
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (8)
400	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	500
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (8)

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments (continued)
May 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 1,450	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A,	No Opt. Call	BBB–	$ 1,565,231
	5.000%, 7/01/23
825	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/25 at 100.00	BB+	903,177
	Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/30
1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds,	1/25 at 100.00	N/R	1,079,740
	Whitemarsh Continuing Care Retirement Community Project, Series 2015, 5.000%, 1/01/30
1,595	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds,	7/22 at 100.00	BB+	1,641,016
	Morningstar Senior Living, Inc, Series 2012, 5.000%, 7/01/27
1,805	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	2,256
	Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (8)
1,970	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	AA	2,282,501
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/49
4,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of	No Opt. Call	AA	4,889,800
	Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured
3,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second	12/27 at 100.00	A3	4,325,440
	Series 2017, 5.000%, 12/01/35
10,980	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/27 at 100.00	BBB–	12,791,810
	Revenue Bonds, Temple University Health System Obligated Group, Series of 2017,
	5.000%, 7/01/34
1,610	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016,	5/24 at 100.00	BB+	1,717,226
	5.000%, 11/15/32
36,310	Total Pennsylvania			38,474,946
	Puerto Rico – 5.5% (4.3% of Total Investments)
3,750	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series	7/30 at 100.00	N/R	4,468,088
	2020A, 5.000%, 7/01/35, 144A
3,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	CCC	3,192,900
	5.750%, 7/01/37
3,500	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	3,345,475
	2.796%, 7/01/27 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
4,000	0.000%, 7/01/31	7/28 at 91.88	N/R	3,153,360
8,470	0.000%, 7/01/33	7/28 at 86.06	N/R	6,186,149
449	4.500%, 7/01/34	7/25 at 100.00	N/R	494,250
1,245	0.000%, 7/01/51	7/28 at 30.01	N/R	294,418
2,031	4.750%, 7/01/53	7/28 at 100.00	N/R	2,283,169
4,500	5.000%, 7/01/58	7/28 at 100.00	N/R	5,133,600
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
1,791	4.329%, 7/01/40	7/28 at 100.00	N/R	1,987,150
2,500	4.329%, 7/01/40	7/28 at 100.00	N/R	2,773,800
6,030	Puerto Rico, General Obligation Bonds, Public Improvement, Series 2014A, 3.180%, 7/01/35 (8)	6/21 at 100.00	D	4,869,225
41,266	Total Puerto Rico			38,181,584
	Rhode Island – 0.5% (0.4% of Total Investments)
	Providence Redevelopment Agency, Rhode Island, Revenue Bonds, Public Safety and
	Municipal Building Projects, Refunding Series 2015A:
1,400	5.000%, 4/01/23	No Opt. Call	BBB	1,483,986
1,500	5.000%, 4/01/24	No Opt. Call	BBB	1,633,410
2,900	Total Rhode Island			3,117,396
	South Carolina – 1.0% (0.8% of Total Investments)
1,450	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	2/25 at 100.00	BB+	1,569,857
	Palmetto Scholars Academy Project, Series 2015A, 5.125%, 8/15/35, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours
	Health System Obligated Group, Tender Option Bond Trust 2016-XG0098:
$ 1,500	22.181%, 11/01/27 (Pre-refunded 11/01/22), 144A (IF) (5)	11/22 at 100.00	N/R (4)	$ 2,014,650
1,010	22.159%, 11/01/28 (Pre-refunded 11/01/22), 144A (IF) (5)	11/22 at 100.00	N/R (4)	1,356,188
1,255	22.181%, 11/01/29 (Pre-refunded 11/01/22), 144A (IF) (5)	11/22 at 100.00	N/R (4)	1,685,590
5,215	Total South Carolina			6,626,285
	Tennessee – 2.5% (2.0% of Total Investments)
2,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds,	No Opt. Call	A+	2,050,260
	Series 2006, 5.000%, 12/15/21 – SYNCORA GTY Insured
1,935	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue	1/23 at 100.00	A+	2,066,251
	Bonds, Covenant Health, Refunding Series 2012A, 5.000%, 1/01/26
	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds,
	Provision Center for Proton Therapy Project, Series 2014:
3,055	5.250%, 5/01/25, 144A (7), (8)	11/24 at 100.00	N/R	2,138,500
525	6.000%, 5/01/34, 144A (7), (8)	11/24 at 100.00	N/R	367,500
9,050	Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2021A, 4.000%, 12/01/51	6/28 at 100.68	A1	10,828,325
	(Mandatory Put 9/01/28)
16,565	Total Tennessee			17,450,836
	Texas – 4.1% (3.2% of Total Investments)
1,240	Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment Revenue Bonds,	11/23 at 100.00	N/R	1,294,300
	Estancia Hill Country Public Improvement District, Series 2013, 6.000%, 11/01/28
2,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	2,296,440
	5.000%, 1/01/40
355	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea	No Opt. Call	A–	361,252
	Public Schools, Series 2012, 3.750%, 8/15/22
2,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Tender Option Bond Trust	No Opt. Call	AA+	5,710,100
	3307, 23.701%, 12/01/30 – AMBAC Insured, 144A (IF) (5)
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	10/22 at 100.00	BB	2,047,940
	Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue
	Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A:
535	5.000%, 6/01/21	No Opt. Call	Baa2	535,000
855	5.000%, 6/01/22	No Opt. Call	Baa2	876,768
915	5.000%, 6/01/23	No Opt. Call	Baa2	960,018
3,750	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 49.42	Baa2	1,681,950
	0.000%, 11/15/36
3,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	No Opt. Call	B	3,629,550
	Airport Improvement Projects, Series 2018C, 5.000%, 7/15/28 (AMT)
250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	No Opt. Call	B–	297,210
	Terminal Improvements Project, Refunding Series 2020B-2, 5.000%, 7/15/27 (AMT)
200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	No Opt. Call	Baa1	203,918
	Southwest Airlines Company – Love Field Modernization Program Project, Series 2012,
	5.000%, 11/01/21 (AMT)
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	N/R (4)	1,130,540
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, LLC-Texas A&M University-Corpus
	Christi Project, Series 2014A, 5.000%, 4/01/34 (Pre-refunded 4/01/24)
2,680	San Antonio Public Facilities Corporation, Texas, Lease Revenue Bonds, Convention Center	9/22 at 100.00	AA+	3,448,276
	Refinancing & Expansion Project, Tender Option Bond Trust 2015-XF0125, 21.892%,
	9/15/29, 144A (IF) (5)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Scott & White Healthcare Project, Tender Option Bond Trust 2016-XG0058:
100	22.713%, 8/15/22 (ETM), 144A (IF) (5)	No Opt. Call	AA– (4)	129,191
155	22.499%, 8/15/24 (Pre-refunded 8/15/23), 144A (IF) (5)	8/23 at 100.00	AA– (4)	236,288
200	22.713%, 8/15/26 (Pre-refunded 8/15/23), 144A (IF) (5)	8/23 at 100.00	AA– (4)	305,912
170	22.457%, 8/15/27 (Pre-refunded 8/15/23), 144A (IF) (5)	8/23 at 100.00	AA– (4)	258,981

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments (continued)
May 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,665	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	Aaa	$ 1,823,908
	Series 2018A, 4.250%, 9/01/48
1,190	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District,	9/25 at 100.00	N/R	1,237,314
	Series 2015, 6.125%, 9/01/35
24,260	Total Texas			28,464,856
	Virgin Islands – 0.2% (0.1% of Total Investments)
1,085	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	No Opt. Call	AA	1,155,655
	Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured
	Virginia – 1.5% (1.2% of Total Investments)
1,410	Dulles Town Center Community Development Authority, Loudon County, Virginia Special	No Opt. Call	N/R	1,435,972
	Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 5.000%, 3/01/22
	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,
	Inova Health System,Tender Option Bond Trust 2016-XG0080:
1,800	22.456%, 5/15/27, 144A (IF) (5)	5/22 at 100.00	AA+	2,190,312
400	17.479%, 5/15/29, 144A (IF) (5)	5/22 at 100.00	AA+	464,612
120	22.456%, 5/15/29, 144A (IF) (5)	5/22 at 100.00	AA+	145,844
1,000	Roanoke Economic Development Authority, Virgina, Residential Care Facility Mortgage	12/22 at 100.00	N/R (4)	1,071,870
	Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012,
	5.000%, 12/01/32 (Pre-refunded 12/01/22)
	Virginia Gateway Community Development Authority, Prince William County, Virginia,
	Special Assessment Refunding Bonds, Series 2012:
695	5.000%, 3/01/25	3/22 at 100.00	N/R	704,230
115	4.500%, 3/01/29	3/22 at 100.00	N/R	115,649
1,505	5.000%, 3/01/30	3/22 at 100.00	N/R	1,520,080
2,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2018E,	12/27 at 100.00	AA+	2,778,200
	4.150%, 12/01/49
9,545	Total Virginia			10,426,769
	Washington – 2.8% (2.2% of Total Investments)
2,200	Port of Seattle Industrial Development Corporation, Washington, Special Facilities	4/23 at 100.00	BB+	2,352,900
	Revenue Refunding Bonds, Delta Air Lines, Inc Project, Series 2012, 5.000%, 4/01/30 (AMT)
4,000	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016B, 5.000%,	4/26 at 100.00	Aa2	4,728,280
	10/01/32 (AMT) (UB) (5)
270	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	6/21 at 100.00	N/R	272,738
	Series 2013, 5.750%, 4/01/43
5,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative,	7/24 at 100.00	BBB+	5,125,100
	Tender Option Bonds Trust 2015-XF1017, 3.659%, 1/01/35, 144A (IF) (5)
970	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	1,225,527
	2019A-2, 5.000%, 8/01/35
	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella
	Project, Series 2012A:
1,200	6.000%, 10/01/22 (ETM), 144A	No Opt. Call	N/R (4)	1,257,396
2,085	6.500%, 10/01/32 (Pre-refunded 10/03/22), 144A	10/22 at 100.00	N/R (4)	2,257,680
	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights
	Project, Refunding 2013:
1,000	5.000%, 7/01/21	No Opt. Call	A–	1,003,590
1,000	5.000%, 7/01/23	No Opt. Call	A–	1,090,080
17,725	Total Washington			19,313,291
	West Virginia – 0.1% (0.1% of Total Investments)
500	West Virginia Economic Development Authority, Excess Lottery Revenue Bonds, Series	7/27 at 100.00	AAA	621,855
	2017A, 5.000%, 7/01/30

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 2.9% (2.3% of Total Investments)
$ 415	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin –	7/22 at 100.00	BBB–	$ 429,147
	Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42
	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood
	Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
450	5.250%, 12/01/22 (ETM)	No Opt. Call	N/R (4)	471,047
1,610	6.000%, 12/01/32 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (4)	1,749,007
3,190	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American	No Opt. Call	N/R	3,469,444
	Dream @ Meadowlands Project, Series 2017A, 6.250%, 8/01/27, 144A
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017:
870	5.000%, 12/01/27, 144A	No Opt. Call	N/R	937,390
1,000	6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	1,139,950
395	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc,	No Opt. Call	BBB–	437,095
	Series 2017A, 5.000%, 12/01/27
125	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health	No Opt. Call	BB	129,049
	Sciences, Series 2012, 5.000%, 4/01/22
390	Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue and Refunding	No Opt. Call	BBB+	399,188
	Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (AMT)
4,300	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste	5/26 at 100.00	A–	4,739,976
	Management Inc, Refunding Series 2016A-2, 2.875%, 5/01/27 (AMT)
1,115	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing	7/25 at 100.00	BBB–	1,253,818
	Foundation – Cullowhee LLC – Western California University Project, Series 2015A,
	5.000%, 7/01/30
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Tender Option
	Bond Trust 2015-XF0127:
50	21.146%, 4/01/22, 144A (IF) (5)	No Opt. Call	AA–	59,733
100	21.998%, 4/01/23, 144A (IF) (5)	No Opt. Call	AA–	144,138
185	21.595%, 4/01/24, 144A (IF) (5)	4/23 at 100.00	AA–	263,011
100	21.998%, 4/01/25, 144A (IF) (5)	4/23 at 100.00	AA–	142,789
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 1999:
5	5.250%, 12/15/23	No Opt. Call	AA	5,483
10	5.250%, 12/15/23 (ETM)	No Opt. Call	AA (4)	10,671
5	5.250%, 12/15/27 (ETM)	No Opt. Call	AA (4)	6,101
10	5.250%, 12/15/27	No Opt. Call	AA	12,147
2,175	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series	11/26 at 100.00	AA	2,342,214
	2017A, 4.000%, 11/01/47
2,000	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series	11/28 at 100.00	AA	2,123,340
	2019A, 3.150%, 11/01/44
18,500	Total Wisconsin			20,264,738
$ 819,540	Total Municipal Bonds (cost $801,161,505)			849,104,894

Shares	Description (1)			Value
	COMMON STOCKS – 4.5% (3.5% of Total Investments)
	Electric Utilities – 4.5% (3.5% of Total Investments)
965,836	Energy Harbor Corp (9), (10), (11)			$ 30,745,457
	Total Common Stocks (cost $25,699,081)			30,745,457
	Total Long-Term Investments (cost $826,860,586)			879,850,351
	Floating Rate Obligations – (5.1)%			(35,296,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (25.3)% (12)			(174,930,200)
	Other Assets Less Liabilities – 3.2% (13)			22,182,581
	Net Assets Applicable to Common Shares – 100%			$ 691,806,732

NID	Nuveen Intermediate Duration Municipal Term Fund
Portfolio of Investments (continued)
May 31, 2021

Investments in Derivatives
Futures Contracts – Short
Variation
					Unrealized	Margin
	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury Ultra Bond	(17)	9/21	$(3,141,379)	$(3,149,250)	$(7,871)	$(11,156)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(8)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(10)
Common Stock received as part of the bankruptcy settlement during February 2020 for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 0.000%, 12/01/33 and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40.

(11)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(12)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 19.9%.
(13)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate,and is reduced by the expenses related to the TOB trust.

PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

See accompanying notes to financial statements.

NIQ	Nuveen Intermediate Duration Quality
Municipal Term Fund
Portfolio of Investments
May 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 126.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 124.8% (98.8% of Total Investments)
	Alabama – 2.2% (1.7% of Total Investments)
$ 2,000	Alabama Federal Aid Highway Finance Authority, Federal Highway Grant Anticipation	9/22 at 100.00	AA (5)	$ 2,611,880
	Revenue Bonds, Tender Option Bond Trust 2016-XL0024, 22.133%, 9/01/26
	(Pre-refunded 9/01/22), 144A (IF) (4)
1,000	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A2	1,365,900
	5.000%, 9/01/34
269	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	286,924
	Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A
3,269	Total Alabama			4,264,704
	Arizona – 1.6% (1.3% of Total Investments)
	Arizona Health Facilities Authority, Hospital Revenue Bonds, Phoenix Children’s
	Hospital, Series 2013D:
965	5.000%, 2/01/24	2/23 at 100.00	A1	1,040,531
1,065	5.000%, 2/01/26	2/23 at 100.00	A1	1,147,058
775	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien	7/31 at 100.00	AAA	1,023,852
	Series 2021A, 5.000%, 7/01/45 (WI/DD, Settling 6/09/21)
2,805	Total Arizona			3,211,441
	California – 10.6% (8.4% of Total Investments)
3,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior	10/23 at 100.00	AA	3,321,960
	Lien Series 2013A, 5.000%, 10/01/27 – AGM Insured
55	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	64,460
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A1	625,350
	Health, Refunding Series 2017A, 5.000%, 11/15/36
415	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013,	No Opt. Call	Baa1	421,333
	5.000%, 10/01/21
2,170	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	2,641,324
	Series 2018A, 5.000%, 12/31/43 (AMT)
370	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	443,105
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	11/21/45, 144A
1,930	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	2,205,874
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/34
3,335	Eastern Municipal Water District Financing Authority, California, Water and Wastewater	7/27 at 100.00	AA+	4,190,561
	Revenue Bonds, Series 2017D, 5.250%, 7/01/42
405	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds,	No Opt. Call	A–	422,626
	Rancho Vallecitos Mobile Home Park, Series 2013, 4.500%, 4/15/23
	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities
	District 31 Eastvale Area, Series 2013:
150	4.000%, 9/01/25	9/22 at 100.00	N/R	156,468
305	4.000%, 9/01/26	9/22 at 100.00	N/R	317,770
250	4.000%, 9/01/27	9/22 at 100.00	N/R	260,095
1,770	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	No Opt. Call	N/R	1,872,005
	District 2001-1, Senior Series 2013A, 5.000%, 9/01/22
185	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series	No Opt. Call	A (5)	219,841
	2011A, 0.000%, 10/01/26 (ETM) (6)

NIQ	Nuveen Intermediate Duration Quality Municipal
Term Fund
Portfolio of Investments (continued)
May 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,500	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	$ 1,826,790
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/36
1,400	San Joaquin County Transportation Authority, California, Sales Tax Revenue, Limited Tax	3/27 at 100.00	AA	1,724,282
	Measure K Series 2017, 5.000%, 3/01/32
17,740	Total California			20,713,844
	Colorado – 16.8% (13.3% of Total Investments)
250	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue	No Opt. Call	A+	250,000
	Bonds, Pinnacle Charter School, Inc K-8 Facility Project, Series 2013, 5.000%, 6/01/21
3,045	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	3,906,613
	Series 2019A-2, 5.000%, 8/01/30
5,000	Colorado Springs, Colorado, Utilities System Revenue Bonds, Refunding Series 2017A-2,	11/27 at 100.00	AA+	6,074,450
	5.000%, 11/15/47
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System
	Revenue Bonds, Tender Option Bond Trust 2016-XF2354:
100	22.333%, 3/01/25, 144A (IF) (4)	No Opt. Call	AA	183,258
300	22.333%, 3/01/26, 144A (IF) (4)	No Opt. Call	AA	606,972
430	22.282%, 3/01/27, 144A (IF) (4)	No Opt. Call	AA	942,977
725	22.333%, 3/01/28, 144A (IF) (4)	No Opt. Call	AA	1,703,815
200	22.333%, 3/01/29, 144A (IF) (4)	No Opt. Call	AA	498,344
1,870	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center	12/26 at 100.00	Baa2	2,210,770
	Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/30
350	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%,	No Opt. Call	A	349,640
	9/01/21 – NPFG Insured
1,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A+	1,561,080
	Springs Utilities, Series 2008, 6.500%, 11/15/38
4,000	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project,	5/31 at 100.00	AA+	4,890,880
	Refunding Green Series 2021B, 4.000%, 11/01/40
4,000	University of Colorado, Enterprise System Revenue Bonds, Refunding Series 2019B,	6/29 at 100.00	Aa1	5,024,360
	5.000%, 6/01/44
4,000	University of Northern Colorado at Greeley, Institutional Enterprise System Revenue	6/26 at 100.00	Aa2	4,744,680
	Bonds, Refunding Series 2016A, 5.000%, 6/01/46
25,270	Total Colorado			32,947,839
	District of Columbia – 1.7% (1.3% of Total Investments)
1,900	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	2,346,405
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	5.000%, 10/01/47
720	Washington Metropolitan Area Transit Authority, Dedicated Revenue Bonds, Green Series	7/31 at 100.00	AA	956,974
	2021A, 5.000%, 7/15/41 (WI/DD, Settling 6/08/21)
2,620	Total District of Columbia			3,303,379
	Florida – 7.1% (5.6% of Total Investments)
150	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing	No Opt. Call	BBB	163,050
	Project, Series 2013A, 5.000%, 11/15/23
365	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	No Opt. Call	N/R	383,812
	Phase 1 Project, Series 2013A, 5.500%, 11/01/23
825	Broward County, Florida, Half-Cent Sales Tax Revenue Bonds, Refunding Series 2020,	10/30 at 100.00	AA+	1,002,119
	4.000%, 10/01/40
1,270	Brwoard County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC	No Opt. Call	AA	1,376,236
	Project, Series 2013A, 5.000%, 4/01/23 – AGM Insured (AMT)
1,740	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2017,	10/27 at 100.00	A+	2,171,137
	5.000%, 10/01/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 340	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami	6/21 at 100.00	Baa3	$ 341,200
	FX, LLC Project, Series 2010A, 5.350%, 7/01/29
685	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria	No Opt. Call	BBB–	708,728
	University, Refunding Series 2013A, 4.500%, 6/01/23
1,000	Florida Mid-Bay Bridge Authority, Revenue Bonds, 1st Senior Lien Series 2015A,	No Opt. Call	BBB+	1,101,650
	5.000%, 10/01/23
2,960	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series	10/22 at 100.00	A2	3,141,981
	2012A, 5.000%, 10/01/26
500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	Aa3	619,500
1,400	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical	No Opt. Call	BBB+	1,487,598
	Center, Series 2013A, 5.000%, 11/01/22
510	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	617,324
	Electric Cooperatice, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42
305	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment	No Opt. Call	BBB+	341,021
	Revenue Bonds, Series 2014A-1, 5.000%, 3/01/24, 144A
380	Verandah West Community Development District, Florida, Capital Improvement Revenue	No Opt. Call	N/R	390,131
	Bonds, Refunding Series 2013, 4.000%, 5/01/23
12,430	Total Florida			13,845,487
	Georgia – 2.1% (1.6% of Total Investments)
1,025	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 4.000%, 7/01/22	No Opt. Call	A–	1,064,206
1,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA	1,220,780
	Certificates, Northeast Georgia Health Services Inc, Series 2017B, 5.500%, 2/15/42
1,465	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds,	1/28 at 100.00	A1	1,776,298
	Series 20188HH, 5.000%, 1/01/44
3,490	Total Georgia			4,061,284
	Hawaii – 1.9% (1.5% of Total Investments)
3,000	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond	1/28 at 100.00	Aa2	3,715,950
	Resolution, Senior Series 2018A, 5.000%, 7/01/37
	Illinois – 11.1% (8.8% of Total Investments)
670	Cook County, Illinois, General Obligation Bonds, Refunding Series 2021A, 5.000%, 11/15/33	11/30 at 100.00	A+	886,222
2,500	Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 2015-XF1007,	11/22 at 100.00	A+	3,172,000
	17.529%, 11/15/25, 144A (IF) (4)
4,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series	8/25 at 100.00	A1	4,721,320
	2015A, 5.000%, 2/01/27
2,500	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB–	3,079,525
5,000	Illinois State, General Obligation Bonds, Series 2013, 5.000%, 7/01/23	No Opt. Call	BBB–	5,472,200
290	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College	11/26 at 100.00	AA	351,608
	District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding
	Series 2017A, 5.000%, 11/01/33 – AGM Insured
665	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BBB	763,666
	Bonds, Refunding Series 2020A, 4.000%, 6/15/50
1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds,	No Opt. Call	AA	989,080
	Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 –
	AGM Insured
2,000	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015,	3/25 at 100.00	A	2,312,020
	5.000%, 3/01/33
18,625	Total Illinois			21,747,641

NIQ	Nuveen Intermediate Duration Quality Municipal
Term Fund
Portfolio of Investments (continued)
May 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 1.4% (1.1% of Total Investments)
$ 990	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter	3/23 at 100.00	B+	$ 1,018,631
	School Project, Series 2013A, 6.000%, 3/01/33
1,500	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series	No Opt. Call	AA+	1,753,860
	2015A, 5.000%, 2/01/25
2,490	Total Indiana			2,772,491
	Kentucky – 3.4% (2.7% of Total Investments)
1,000	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington	9/28 at 100.00	A2	1,220,540
	Center Corporation Project, Series 2018A, 5.000%, 9/01/43
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Senior Series 2015A:
925	4.250%, 7/01/35	7/25 at 100.00	BBB+	1,007,538
1,400	5.000%, 1/01/45	7/25 at 100.00	BBB+	1,553,860
3,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,	No Opt. Call	Baa2	2,938,380
	Downtown Crossing Project, Capital Appreciation Series 2013B, 0.000%, 7/01/23
6,325	Total Kentucky			6,720,318
	Louisiana – 0.9% (0.7% of Total Investments)
530	New Orleans Aviation Board, Louisiana, Special Facility Revenue Bonds, Parking	10/28 at 100.00	AA	650,093
	Facilities Corporation Consolidated Garage System, Series 2018A, 5.000%, 10/01/43 –
	AGM Insured
1,000	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/22	No Opt. Call	A–	1,068,060
1,530	Total Louisiana			1,718,153
	Maine – 2.8% (2.2% of Total Investments)
1,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	BBB (5)	1,098,940
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33 (Pre-refunded 7/01/23)
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth
	Issue, Series 2018A:
435	5.000%, 7/01/43	7/28 at 100.00	A+	527,738
565	5.000%, 7/01/48	7/28 at 100.00	A+	681,254
	Maine Turnpike Authority, Special Obligation Bonds, Series 2014:
620	5.000%, 7/01/25	7/24 at 100.00	A+	705,951
340	5.000%, 7/01/27	7/24 at 100.00	A+	385,563
1,850	5.000%, 7/01/29	7/24 at 100.00	A+	2,096,716
4,810	Total Maine			5,496,162
	Maryland – 0.5% (0.4% of Total Investments)
615	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	CCC	646,617
	5.000%, 9/01/34
310	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick	No Opt. Call	A–	324,056
	Memorial Hospital Issue, Series 2012A, 5.000%, 7/01/22
925	Total Maryland			970,673
	Massachusetts – 0.5% (0.4% of Total Investments)
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,
	Series 2012C:
80	5.000%, 7/01/29 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (5)	84,196
420	5.000%, 7/01/29	7/22 at 100.00	BBB	437,732
500	5.000%, 7/01/29 (Pre-refunded 7/01/22)	7/22 at 100.00	Baa2 (5)	526,225
1,000	Total Massachusetts			1,048,153
	Michigan – 7.7% (6.1% of Total Investments)
1,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Tender	No Opt. Call	Aa1	2,796,960
	Option Bond Trust 3308, 22.890%, 5/01/30 – AGM Insured, 144A (IF) (4)
5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B,	6/21 at 100.00	A+	5,016
	5.000%, 7/01/36 – FGIC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 5	Detroit, Michigan, Water Supply System Revenue Bonds, Second Lien Series 2003B, 5.000%,	6/21 at 100.00	A+	$ 5,018
	7/01/34 – NPFG Insured
370	Flint Hospital Building Authority, Michigan, Building Authority Revenue Bonds, Hurley	No Opt. Call	BBB–	384,563
	Medical Center, Series 2013A, 5.000%, 7/01/23
2,325	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/30 at 100.00	AA	2,795,208
	Wayne, Second Lien Refunding Series 2020, 4.000%, 11/01/36
2,020	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center,	6/22 at 100.00	N/R (5)	2,100,396
	Refunding Series 2012A, 4.125%, 6/01/32 (Pre-refunded 6/01/22)
3,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	No Opt. Call	AA	3,292,590
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1,
	5.000%, 7/01/23 – AGM Insured
1,500	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco	12/30 at 100.00	BBB–	1,818,090
	Receipts, Series 2020B-1-CL2, 5.000%, 6/01/49
1,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/29 at 100.00	Aa2	1,945,920
	2019-I, 5.000%, 4/15/36
11,725	Total Michigan			15,143,761
	Minnesota – 1.2% (1.0% of Total Investments)
2,000	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	2/28 at 100.00	A–	2,298,340
	Essentia Health Obligated Group, Series 2018A, 4.250%, 2/15/43
100	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint	No Opt. Call	BB	101,409
	Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 3.700%, 3/01/22
2,100	Total Minnesota			2,399,749
	Mississippi – 1.2% (0.9% of Total Investments)
	Mississippi Development Bank Special Obligation Bonds, Marshall County Industrial
	Development Authority, Mississippi Highway Construction Project, Tender Option Bond Trust 3315:
800	22.708%, 1/01/24 (Pre-refunded 1/01/22), 144A (IF) (4)	1/22 at 100.00	AA– (5)	914,672
1,000	22.708%, 1/01/25 (Pre-refunded 1/01/22), 144A (IF) (4)	1/22 at 100.00	AA– (5)	1,143,340
200	22.708%, 1/01/26 (Pre-refunded 1/01/22), 144A (IF) (4)	1/22 at 100.00	AA– (5)	228,668
2,000	Total Mississippi			2,286,680
	Missouri – 1.7% (1.3% of Total Investments)
3,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum	No Opt. Call	A	3,221,250
	Point Project, Refunding Series 2014A, 5.000%, 1/01/23
	Montana – 1.4% (1.1% of Total Investments)
	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell
	Regional Medical Center, Series 2018B:
985	5.000%, 7/01/28	No Opt. Call	BBB	1,208,300
1,270	5.000%, 7/01/29	7/28 at 100.00	BBB	1,536,319
2,255	Total Montana			2,744,619
	Nebraska – 2.5% (2.0% of Total Investments)
3,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A2	3,178,470
	5.000%, 9/01/32
1,270	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2020A, 5.000%, 9/01/31	3/30 at 100.00	AA	1,693,062
4,270	Total Nebraska			4,871,532
	Nevada – 2.5% (1.9% of Total Investments)
515	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	612,227
	Series 2017A, 5.000%, 9/01/47
1,000	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C,	7/28 at 100.00	Aa3	1,213,440
	5.250%, 7/01/43

NIQ	Nuveen Intermediate Duration Quality Municipal
Term Fund
Portfolio of Investments (continued)
May 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Refunding Series 2016:
$ 1,295	5.000%, 6/15/26	No Opt. Call	BBB+	$ 1,532,011
1,210	5.000%, 6/15/27	6/26 at 100.00	BBB+	1,431,079
4,020	Total Nevada			4,788,757
	New Jersey – 4.0% (3.1% of Total Investments)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
2,000	5.000%, 6/15/24	6/22 at 100.00	BBB	2,082,100
1,000	5.000%, 6/15/28	6/22 at 100.00	BBB	1,034,310
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge
	Replacement Project, Series 2013:
500	5.000%, 1/01/22 (AMT)	No Opt. Call	A2	514,215
500	5.000%, 7/01/22 (AMT)	No Opt. Call	A2	526,385
620	5.000%, 1/01/23 (AMT)	No Opt. Call	A2	667,207
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing	3/25 at 100.00	Baa1	1,079,150
	Program Bonds, Tender Option Bond Trust 2016-XF2340, 3.337%, 9/01/25, 144A (IF) (4)
1,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	8/22 at 101.00	Ba3	1,059,530
	Airlines Inc, Series 1999, 5.250%, 9/15/29 (AMT)
275	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	6/21 at 100.00	BB+	275,808
	Peters University Hospital, Series 2007, 5.250%, 7/01/21
450	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	529,065
	Bonds, Series 2018B, 5.000%, 6/01/46
7,345	Total New Jersey			7,767,770
	New York – 7.9% (6.3% of Total Investments)
495	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	BBB	574,428
	Bonds, Catholic Health System, Inc Project, Series 2015, 5.000%, 7/01/29
500	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing	10/29 at 100.00	AA	646,125
	Program, Series 2021A, 5.000%, 10/01/32 – AGM Insured (WI/DD, Settling 6/16/21)
435	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A2	657,633
	Series 2007, 5.500%, 10/01/37
3,545	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	4,351,310
	2017, 5.000%, 9/01/42
1,390	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	1,708,366
	Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	No Opt. Call	A3	992,167
	Green Climate Certified Series 2020E, 5.000%, 11/15/30
880	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	No Opt. Call	AA	1,084,978
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A, 5.000%, 1/01/27 –
	AGM Insured
710	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/43	8/30 at 100.00	AA	905,669
2,000	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit	No Opt. Call	A1	2,327,800
	Fee Secured, Refunding Series 2015, 5.000%, 11/15/25
1,000	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/50	5/30 at 100.00	AA	1,174,860
1,000	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Refunding	No Opt. Call	AA+	1,081,730
	Senior Lien Subseries 2021A-2, 2.000%, 5/15/45 (Mandatory Put 5/15/28)
12,705	Total New York			15,505,066
	North Dakota – 0.7% (0.6% of Total Investments)
1,250	Cass County, North Dakota, Health Care Facilities Revenue Bonds, Essential Health	2/28 at 100.00	A–	1,436,463
	Obligated Group, Series 2018B, 4.250%, 2/15/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 2.3% (1.9% of Total Investments)
$ 620	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	$ 717,755
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
2,165	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	2,509,733
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
3,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	3,750
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (7)
1,150	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth	6/25 at 100.00	AA	1,334,909
	Bypass Project, Series 2015, 5.000%, 12/31/27 – AGM Insured (AMT)
6,935	Total Ohio			4,566,147
	Oklahoma – 0.2% (0.1% of Total Investments)
255	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	313,104
	Project, Series 2018B, 5.250%, 8/15/43
	Oregon – 1.7% (1.4% of Total Investments)
965	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds,	No Opt. Call	A–	1,016,705
	Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/22
2,000	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2017-24B, 5.000%,	1/27 at 100.00	A+	2,399,940
	7/01/36 (AMT)
2,965	Total Oregon			3,416,645
	Pennsylvania – 3.6% (2.8% of Total Investments)
	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University
	Project, Series 2013:
500	4.000%, 5/01/22	No Opt. Call	BBB+	514,195
520	4.000%, 5/01/23	No Opt. Call	BBB+	550,399
1,905	Erie Sewer Authority, Erie County, Pennsylvania, Sewer Revenue Bonds, Series 2012A,	No Opt. Call	AA	1,905,000
	5.000%, 6/01/21 – AGM Insured
1,700	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	6/26 at 100.00	BBB	2,032,061
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/28 (AMT)
1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A,	12/30 at 100.00	A	1,188,010
	4.000%, 12/01/43
285	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/29 at 100.00	AA	344,770
	Bonds, Refunding Subordinate Series 2019B, 4.000%, 9/01/34 – AGM Insured
435	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc, Series	No Opt. Call	A	445,297
	2013, 5.000%, 12/01/21
6,345	Total Pennsylvania			6,979,732
	Puerto Rico – 1.6% (1.3% of Total Investments)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
660	4.500%, 7/01/34	7/25 at 100.00	N/R	726,515
2,175	4.550%, 7/01/40	7/28 at 100.00	N/R	2,444,047
2,835	Total Puerto Rico			3,170,562
	South Carolina – 2.2% (1.8% of Total Investments)
2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	6/22 at 100.00	A (5)	2,098,060
	Refunding Series 2012D, 5.000%, 12/01/43 (Pre-refunded 6/01/22)
2,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	6/24 at 100.00	A	2,245,700
	Series 2014B, 5.000%, 12/01/31
4,000	Total South Carolina			4,343,760

NIQ	Nuveen Intermediate Duration Quality Municipal
Term Fund
Portfolio of Investments (continued)
May 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 7.8% (6.2% of Total Investments)
	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,
	Ballad Health, Series 2018A:
$ 1,000	5.000%, 7/01/36	7/28 at 100.00	A	$ 1,232,300
1,605	5.000%, 7/01/37	7/28 at 100.00	A	1,973,091
2,290	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital	10/28 at 100.00	A	2,796,044
	Project, Series 2018A, 5.000%, 4/01/35
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue
	Bonds, Covenant Health, Refunding Series 2012A:
1,440	5.000%, 1/01/25	1/23 at 100.00	A+	1,540,512
2,170	5.000%, 1/01/26	1/23 at 100.00	A+	2,317,191
450	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage	7/27 at 100.00	AA	556,101
	Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42
1,400	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B,	No Opt. Call	BBB	1,714,594
	5.625%, 9/01/26
	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
1,490	5.000%, 2/01/24	No Opt. Call	A	1,660,620
1,365	5.000%, 2/01/25	No Opt. Call	A	1,568,508
13,210	Total Tennessee			15,358,961
	Texas – 6.5% (5.1% of Total Investments)
1,225	Bexar County Hospital District, Texas, Certificates of Obligation, Series 2020, 5.000%, 2/15/45	2/29 at 100.00	Aa1	1,532,548
500	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien	No Opt. Call	BBB+	513,280
	Series 2013, 5.000%, 1/01/22
1,070	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien	1/30 at 100.00	BBB+	1,251,954
	Series 2020G, 4.000%, 1/01/45
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	10/22 at 100.00	BB	2,047,940
	Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)
1,000	Harris County, Texas, Toll Road Revenue Bonds, Refunding First Lien Series 2021A,	No Opt. Call	Aa2	1,342,190
	5.000%, 8/15/30
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien
	Series 2014C:
1,660	5.000%, 11/15/23	No Opt. Call	Baa1	1,819,460
960	5.000%, 11/15/25	11/24 at 100.00	Baa1	1,080,998
1,005	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	Baa2	540,670
	0.000%, 11/15/33 – NPFG Insured
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Scott & White Healthcare Project, Tender Option Bond Trust 2016-XG0058:
100	22.713%, 8/15/22 (ETM), 144A (IF) (4)	No Opt. Call	AA– (5)	129,191
155	22.499%, 8/15/24 (Pre-refunded 8/15/23), 144A (IF) (4)	8/23 at 100.00	AA– (5)	236,288
200	22.713%, 8/15/26 (Pre-refunded 8/15/23), 144A (IF) (4)	8/23 at 100.00	AA– (5)	305,912
175	22.457%, 8/15/27 (Pre-refunded 8/15/23), 144A (IF) (4)	8/23 at 100.00	AA– (5)	266,599
1,055	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A2	1,237,135
	Senior Lien Series 2008D, 6.250%, 12/15/26
360	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing	6/21 at 100.00	BBB	361,393
	System, Series 2011, 6.000%, 5/01/23
11,465	Total Texas			12,665,558

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.6% (0.5% of Total Investments)
$ 435	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2017A,	3/27 at 100.00	AA	$ 524,379
	5.000%, 3/01/35
600	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2017C,	3/27 at 100.00	AA	724,266
	5.000%, 3/01/34
1,035	Total Utah			1,248,645
	Virgin Islands – 0.1% (0.1% of Total Investments)
175	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	No Opt. Call	AA	179,526
	Series 2012A, 4.000%, 10/01/22 – AGM Insured
	Virginia – 1.1% (0.9% of Total Investments)
1,340	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,	7/26 at 100.00	AA	1,593,541
	First Tier Series 2016, 5.000%, 7/01/41 – AGM Insured
535	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series	No Opt. Call	BBB+	537,852
	2012A, 5.000%, 7/15/21
1,875	Total Virginia			2,131,393
	Washington – 1.4% (1.1% of Total Investments)
700	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015A,	10/24 at 100.00	AA–	801,290
	5.000%, 4/01/27
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue
	Bonds, Series 2018:
200	5.000%, 7/01/34	7/28 at 100.00	Baa1	245,120
1,445	5.000%, 7/01/43	7/28 at 100.00	Baa3	1,719,174
2,345	Total Washington			2,765,584
	Wisconsin – 0.3% (0.3% of Total Investments)
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Tender Option
	Bond Trust 2015-XF0127:
50	21.146%, 4/01/22, 144A (IF) (4)	No Opt. Call	AA–	59,732
100	21.998%, 4/01/23, 144A (IF) (4)	No Opt. Call	AA–	144,138
185	21.595%, 4/01/24, 144A (IF) (4)	4/23 at 100.00	AA–	263,011
100	21.998%, 4/01/25, 144A (IF) (4)	4/23 at 100.00	AA–	142,789
435	Total Wisconsin			609,670
$ 210,874	Total Municipal Bonds (cost $225,220,317)			244,452,453

NIQ	Nuveen Intermediate Duration Quality Municipal
Term Fund
Portfolio of Investments (continued)
May 31, 2021

Shares	Description (1)	Value
	COMMON STOCKS – 1.6% (1.2% of Total Investments)
	Electric Utilities – 1.6% (1.2% of Total Investments)
97,015	Energy Harbor Corp (8), (9), (10)	$ 3,088,279
	Total Common Stocks (cost $2,765,568)	3,088,279
	Total Long-Term Investments (cost $227,985,885)	247,540,732
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (28.0)% (11)	(54,944,043)
	Other Assets Less Liabilities – 1.6%	3,287,265
	Net Assets Applicable to Common Shares – 100%	$ 195,883,954

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(10)
Common Stock received as part of the bankruptcy settlement during February 2020 for Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23.

(11)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 22.2%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax ETM Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate,and is reduced by the expenses related to the TOB trust.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements

Statement of Assets and Liabilities
May 31, 2021

	NID	NIQ
Assets
Long-term investments, at value (cost $826,860,586 and $227,985,885, respectively)	$879,850,351	$247,540,732
Cash	9,169,549	2,695,177
Cash collateral at brokers for investments in futures contracts¹	125,003	—
Receivable for:
Interest	13,764,656	3,453,268
Investments sold	2,080,106	505,000
Other assets	55,288	—
Total assets	905,044,953	254,194,177
Liabilities
Floating rate obligations	35,296,000	—
Payable for:
Dividends	1,961,540	531,940
Interest	252,061	—
Investments purchased - when-issued/delayed-delivery settlement	—	2,614,761
Variation margin on futures contracts	11,156	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs (liquidation preference
$175,000,000 and $55,000,000, respectively)	174,930,200	54,944,043
Accrued expenses:
Management fees	482,675	110,943
Trustees fees	66,460	4,261
Other	238,129	104,275
Total liabilities	213,238,221	58,310,223
Commitments and contingencies (as disclosed in Note 8)
Net Assets applicable to common shares	$691,806,732	$195,883,954
Common shares outstanding	46,909,660	13,097,144
Net asset value (“NAV”) per common share outstanding	$ 14.75	$ 14.96
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$ 469,097	$ 130,971
Paid-in surplus	670,061,400	186,819,344
Total distributable earnings	21,276,235	8,933,639
Net assets applicable to common shares	$691,806,732	$195,883,954
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2021

	NID	NIQ
Investment Income	$34,166,894	$ 8,553,114
Expenses
Management fees	5,563,425	1,315,877
Interest expense and amortization of offering costs	1,883,445	544,584
Custodian fees	90,146	34,704
Trustees fees	22,681	7,024
Professional fees	74,981	44,278
Shareholder reporting expenses	60,511	22,639
Shareholder servicing agent fees	14,070	14,049
Stock exchange listing fees	12,542	6,522
Investor relations expenses	36,762	10,844
Other	133,508	32,080
Total expenses	7,892,071	2,032,601
Net investment income (loss)	26,274,823	6,520,513
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	571,471	(446,308)
Futures contracts	524,221	—
Change in net unrealized appreciation (depreciation) of:
Investments	48,753,532	7,862,600
Futures contracts	5,099	—
Net realized and unrealized gain (loss)	49,854,323	7,416,292
Net increase (decrease) in net assets applicable to common shares from operations	$76,129,146	$13,936,805

See accompanying notes to financial statements.

Statement of Changes in Net Assets

		NID			NIQ
	Year		Year	Year		Year
	Ended		Ended	Ended		Ended
	5/31/21		5/31/20	5/31/21		5/31/20
Operations
Net investment income (loss)	$ 26,274,823		$ 25,433,661	$ 6,520,513		$ 5,405,009
Net realized gain (loss) from:
Investments	571,471		(3,706,295)	(446,308)		66,415
Futures contracts	524,221		(490,137)	—		—
Swaps	—		(804,923)	—		—
Change in net unrealized appreciation (depreciation) of:
Investments	48,753,532		(26,212,399)	7,862,600		217,189
Futures contracts	5,099		(12,970)	—		—
Swaps	—		502,317	—		—
Net increase (decrease) in net assets applicable to common shares
from operations	76,129,146		(5,290,746)	13,936,805		5,688,613
Distributions to Common Shareholders
Dividends	(24,486,843)		(23,923,927)	(6,077,075)		(5,003,109)
Decrease in net assets applicable to common shares from distributions	(24,486,843)		(23,923,927)	(6,077,075)		(5,003,109)
Net increase (decrease) in net assets applicable to common shares	51,642,303		(29,214,673)	7,859,730		685,504
Net assets applicable to common shares at the beginning of period	640,164,429		669,379,102	188,024,224		187,338,720
Net assets applicable to common shares at the end of period	$691,806,732		$640,164,429	$195,883,954		$188,024,224

See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended May 31, 2021

	NID	NIQ
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$ 76,129,146	$ 13,936,805
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(124,089,625)	(25,130,189)
Proceeds from sales and maturities of investments	112,000,514	20,637,536
Payment-in-kind distributions	(2,650)	—
Taxes paid	(14,164)	(5,465)
Amortization (Accretion) of premiums and discounts, net	8,144,239	3,260,719
Amortization of deferred offering costs	38,135	26,912
(Increase) Decrease in:
Receivable for interest	3,035	99,298
Receivable for investments sold	(255,106)	190,000
Other assets	(2,565)	3,831
Increase (Decrease) in:
Payable for interest	132,297	—
Investments purchased - when-issued/delayed-delivery settlement	—	2,614,761
Payable for variation margin on futures contracts	(34,407)	—
Accrued management fees	28,374	1,290
Accrued Trustees fees	14,332	1,955
Accrued other expenses	97,478	35,143
Net realized (gain) loss from:
Investments	(571,471)	446,308
Paydowns	355,688	—
Change in net unrealized appreciation (depreciation) of investments	(48,753,532)	(7,862,600)
Net cash provided by (used in) operating activities	23,219,718	8,256,304
Cash Flow from Financing Activities:
Increase (Decrease) in cash overdraft	(5,791,901)	—
Proceeds from floating rate obligations	15,184,000	—
Cash distributions paid to common shareholders	(24,423,665)	(5,986,354)
Net cash provided by (used in) financing activities	(15,031,566)	(5,986,354)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	8,188,152	2,269,950
Cash and cash collateral at brokers at the beginning of period	1,106,400	425,227
Cash and cash collateral at brokers at the end of period	$ 9,294,552	$ 2,695,177
The following table provides a reconciliation of cash and cash collateral at brokers to the statement of assets and liabilities:

	NID	NIQ
Cash	$ 9,169,549	$ 2,695,177
Cash collateral at brokers for investments in futures contracts	125,003	—
Total cash and cash collateral at brokers	$ 9,294,552	$ 2,695,177
Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding amortization of offering costs)	$ 1,713,013	$ 517,672
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	—

See accompanying notes to financial statements.

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Financial Highlights
Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
	Beginning	Net	Net		From	From
	Common	Investment	Realized/		Net	Accumulated			Ending
	Share	Income	Unrealized		Investment	Net Realized		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price
NID
Year Ended 5/31:
2021	$13.65	$0.58	$1.04	$1.62	$(0.52)	$—	$(0.52)	$14.75	$14.44
2020	14.27	0.54	(0.65)	(0.11)	(0.51)	—	(0.51)	13.65	13.27
2019	13.61	0.54	0.63	1.17	(0.51)	—	(0.51)	14.27	13.38
2018	13.72	0.59	(0.08)	0.51	(0.62)	—	(0.62)	13.61	12.57
2017	14.19	0.63	(0.43)	0.20	(0.67)	—	(0.67)	13.72	13.39

NIQ
Year Ended 5/31:
2021	14.36	0.50	0.56	1.06	(0.46)	—	(0.46)	14.96	14.82
2020	14.30	0.41	0.03	0.44	(0.38)	—	(0.38)	14.36	13.89
2019	13.66	0.41	0.60	1.01	(0.37)	—	(0.37)	14.30	13.26
2018	13.95	0.45	(0.28)	0.17	(0.46)	—	(0.46)	13.66	12.52
2017	14.30	0.49	(0.33)	0.16	(0.51)	—	(0.51)	13.95	13.15

	AMTP Shares		VMTP Shares
	at the End of Period		at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share
NID
Year Ended 5/31:
2021	$175,000	$495,318	$ —	$ —
2020	175,000	465,808	—	—
2019	175,000	482,502	—	—
2018	175,000	464,903	—	—
2017	—	—	175,000	467,902

NIQ
Year Ended 5/31:
2021	55,000	456,153	—	—
2020	55,000	441,862	—	—
2019	55,000	440,616	—	—
2018	55,000	425,356	—	—
2017	—	—	55,000	432,163

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)

12.09%	13.01%	$691,807	1.19%	4.06%	13%
(0.83)	2.97	640,164	1.51	3.83	17
8.80	10.80	669,379	1.59	3.95	13
3.75	(1.56)	638,580	1.48	4.35	19
1.49	2.84	643,828	1.32	4.61	19

7.50	10.16	195,884	1.05	3.38	8
3.11	7.70	188,024	1.43	2.86	13
7.54	9.06	187,339	1.55	2.96	20
1.21	(1.37)	178,946	1.41	3.24	10
1.20	1.06	182,690	1.28	3.55	8

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.

• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the inter- est expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NID		NIQ
Year Ended 5/31:		Year Ended 5/31:
2021	0.28%	2021	0.28%
2020	0.62	2020	0.64
2019	0.69	2019	0.74
2018	0.57	2018	0.61
2017	0.42	2017	0.47

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives), divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Notes to
Financial Statements

1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
• Nuveen Intermediate Duration Municipal Term Fund (NID)
• Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NID and NIQ were organized as Massachusetts business trusts on September 11, 2012 and December 11, 2012, respectively. NID and NIQ each have a term of ten years and intend to liquidate and distribute their net assets to shareholders on or before March 31, 2023 and June 30, 2023, respectively.
The end of the reporting period for the Funds is May 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2021 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management's assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Notes to Financial Statements (continued)

Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Equity securities and exchange-traded fund listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NID	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$846,587,147	$2,517,747***	$849,104,894
Common Stocks	—	30,745,457**	—	30,745,457
Investments in Derivatives:
Futures Contracts****	(7,871)	—	—	(7,871)
Total	$(7,871)	$877,332,604	$2,517,747	$879,842,480

NIQ
Long-Term Investments*:
Municipal Bonds	$ —	$244,452,453	$ —	$244,452,453
Common Stocks	—	3,088,279**	—	3,088,279
Total	$ —	$247,540,732	$ —	$247,540,732
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 – Portfolio Securities and Investments in Derivatives. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 – Fund Shares.
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB

Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NID	NIQ
Floating rate obligations: self-deposited Inverse Floaters	$ 35,296,000	$ —
Floating rate obligations: externally-deposited Inverse Floaters	181,770,000	42,720,000
Total	$217,066,000	$42,720,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NID	NIQ
Average floating rate obligations outstanding	$28,492,301	$ —
Average annual interest rate and fees	0.70%	—%

Notes to Financial Statements (continued)

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NID	NIQ
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$ 35,296,000	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	181,770,000	42,720,000
Total	$217,066,000	$42,720,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NID	NIQ
Purchases	$124,089,625	$25,130,189
Sales and maturities	112,000,514	20,637,536

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when issued/ delayed-delivery purchase commitments. If the Funds have outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, NID invested in interest rate futures to manage the duration and yield curve exposure of its portfolio by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

NID
Average notional amount of futures contracts outstanding*	$3,546,407

*
The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities
			Asset Derivatives		(Liability) Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location		Value	Location	Value
NID
Interest rate	Futures contracts	—		$ —	Payable for	$(7,871)
variation margin on
futures contracts*

*
Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Change in Net
		Net Realized	Unrealized Appreciation
Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Risk Exposure	Instrument	Futures Contracts	Futures Contracts
Interest rate	Futures contracts	$524,221	$5,099

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to

Notes to Financial Statements (continued)

pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Transactions
The Funds did not have any transactions in common shares during current and prior fiscal period.
Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
The Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of each Fund’s AMTP Shares outstanding were as follows:

				Liquidation
				Preference,
		Shares	Liquidation	net of deferred
Fund	Series	Outstanding	Preference	offering cost
NID	2023	1,750	$175,000,000	$174,930,200
NIQ	2023	550	$55,000,000	$54,944,043

Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and each Fund. From time-to-time the majority owner may propose to each Fund an adjustment to the dividend rate. Should the majority owner and the Funds fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Funds will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Funds may be obligated to redeem a certain amount of the AMTP Shares if the Funds fail to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NID	360-day	2023	March 31, 2023*	August 31, 2018
NIQ	360-day	2023	June 30, 2023*	August 31, 2018
* Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

	NID	NIQ
Average liquidation preference of AMTP Shares outstanding	$175,000,000	$55,000,000
Annualized dividend rate	0.94%	0.94%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection each Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
Preferred Share Transactions
The Funds did not have any transactions in preferred shares during the current or prior fiscal period.
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2021.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NID	NIQ
Tax cost of investments	$792,990,670	$227,939,648
Gross unrealized:
Appreciation	$ 65,565,459	$ 19,655,343
Depreciation	(14,009,437)	(54,259)
Net unrealized appreciation (depreciation) of investments	$ 51,556,022	$ 19,601,084

Permanent differences, primarily due to taxable market discount, treatment of notional principal contracts, federal taxes paid, paydowns and nondeductible offering costs, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2021, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2021, the Funds’ tax year end, were as follows:

	NID	NIQ
Undistributed net tax-exempt income[1]	$6,417,061	$1,521,460
Undistributed net ordinary income[2]	200,036	—
Undistributed net long-term capital gains	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared during the period May 1, 2021 and paid on June 1, 2021.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to Financial Statements (continued)
The tax character of distributions paid during the Funds’ tax years ended May 31, 2021 and May 31, 2020 was designated for purposes of the dividends paid deduction as follows:

2021	NID	NIQ
Distributions from net tax-exempt income[3]	$23,950,726	$5,977,263
Distributions from net ordinary income[2]	536,117	99,812
Distributions from net long-term capital gains	—	—
2020	NID	NIQ
Distributions from net tax-exempt income	$23,750,762	$4,998,837
Distributions from net ordinary income[2]	173,165	4,272
Distributions from net long-term capital gains	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2021, as Exempt Interest Dividends.

As of May 31, 2021, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NID	NIQ
Not subject to expiration:
Short-term	$19,523,432	$ 8,007,066
Long-term	15,309,427	3,625,210
Total	$34,832,859	$11,632,276

During the Funds’ tax year ended May 31, 2021, NID utilized $1,274,276 of its capital loss carryforward.
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
	NID	NIQ
Average Daily Managed Assets*	Fund-Level Fee Rate	Fund-Level Fee Rate
For the first $125 million	0.4000%	0.3000%
For the next $125 million	0.3875	0.2875
For the next $250 million	0.3750	0.2750
For the next $500 million	0.3625	0.2625
For the next $1 billion	0.3500	0.2500
For the next $3 billion	0.3250	0.2250
For managed assets over $5 billion	0.3125	0.2125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of May 31, 2021, the complex-level fee for each Fund was 0.1542%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:

Cross-Trades	NID
Purchases	$2,683,300
Sales	—
Realized gain (loss)	—

8. Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.
9. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in

Notes to Financial Statements (continued)
excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: of 0.10% upfront fee, 0.15% per annum on unused commitment amounts, and a drawn interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “other expenses” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Funds did not utilize this facility.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
10. Subsequent Events
Committed Line of Credit
During June 2021, the Participating Funds renewed the standby credit facility through June 2022. In conjunction with this renewal the commitment amount increased from $2.405 billion to $2.635 billion and the interest rate changed from the higher of a) LIBOR plus 1.25% or b) the Fed Funds rate plus 1.25% to the higher of a) OBFR (Overnight Bank Funding Rate) plus 1.20% or b) the Fed Funds Rate plus 1.20%. The Participating Funds also incurred a 0.05% upfront fee on the increase of the commitment amount. All other terms remain relatively unchanged.

Shareholder Update (Unaudited)

     CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN INTERMEDIATE DURATION MUNICIPAL TERM FUND (NID)

Investment Objectives
The Fund’s primary investment objective is to provide a high level of current income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek additional total return.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income tax.
The Fund invests in municipal securities that are exempt from federal income taxes, and seeks to maintain a portfolio with a levered effective duration of between 3 and 10 years, which takes into account the effects of leverage and optional call provisions of the municipal securities in the Fund’s portfolio.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”).
•
The Fund will invest at least 50% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (BBB- or Baa3 or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rate such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

•
The Fund may invest up to 50% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund will maintain a levered effective duration ranging between three and ten years.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one sector and no more than 5% of its Managed Assets in any one issuer.
•	No more than 10% of the Fund’s Managed Assets may be invested in “tobacco settlement bonds.”
•
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives and (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A

Shareholder Update (Unaudited) (continued)

“majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”) and investments in inverse floating rate securities. As a fundamental policy, the Fund may not issue debt securities or Preferred Shares that rank senior to any outstanding Preferred Shares issued by the Fund. Additionally, as a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes, or to repurchase its shares. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal

Shareholder Update (Unaudited) (continued)

bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the effective duration of the Fund’s investment portfolio may fall below the effective duration range of between 3 and 10 years and the Fund may not achieve its investment objectives.
NUVEEN INTERMEDIATE DURATION QUALITY MUNICIPAL TERM FUND (NIQ)
Investment Objectives
The Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek additional total return.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income tax.
The Fund invests in municipal securities that are exempt from federal income taxes, and seeks to maintain a portfolio with a levered effective duration of between 3 and 10 years, which takes into account the effects of leverage and optional call provisions of the municipal securities in the Fund’s portfolio.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•	The Fund may invest up to 20% of its Managed Assets in AMT Bonds.
•
The Fund will invest at least 80% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (BBB- or Baa3 or better) by at least one NRSRO that rates such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund will maintain a levered effective duration ranging between three and ten years.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one sector and no more than 5% of its Managed Assets in any one issuer.
•	No more than 10% of the Fund’s Managed Assets may be invested in “tobacco settlement bonds.”
•
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives and (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
However, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in municipal securities that at the time of investment are investment grade quality, such policy may not be changed without 60 days’ prior written notice to Common Shareholders.

Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

Shareholder Update (Unaudited) (continued)

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities. As a fundamental policy, the Fund may not issue debt securities or Preferred Shares that rank senior to any outstanding Preferred Shares issued by the Fund. Additionally, as a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes, or to repurchase its shares. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the effective duration of the Fund’s investment portfolio may fall below the effective duration range of between 3 and 10 years and the Fund may not achieve its investment objectives.

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

	Nuveen Intermediate Duration	Nuveen Intermediate Duration
Risk	Municipal Term Fund (NID)	Quality Municipal Term Fund (NIQ)
Portfolio Level Risks
Alternative Minimum Tax Risk	X	X
Below Investment Grade Risk	X	X
Call Risk	X	X
Credit Risk	X	X
Credit Spread Risk	X	X
Defaulted and Distressed Securities Risk	X	X
Deflation Risk	X	X
Derivatives Risk	X	X
Duration Risk	X	X
Economic Sector Risk	X	X
Financial Futures and Options Risk	X	X
Hedging Risk	X	X
Illiquid Investments Risk	X	X
Income Risk	X	X
Inflation Risk	X	X
Insurance Risk	X	X
Interest Rate Risk	X	X
Inverse Floating Rate Securities Risk	X	X
London Interbank Offered Rate (“LIBOR”) Replacement Risk	X	X
Municipal Securities Market Liquidity Risk	X	X
Municipal Securities Market Risk	X	X
Other Investment Companies Risk	X	X
Puerto Rico Municipal Securities Market Risk	X	X
Reinvestment Risk	X	X
Sector and Industry Risk	X	X
Sector Focus Risk	X	X
Special Risks Related to Certain Municipal Obligations	X	X
Swap Transactions Risk	X	X
Tax Risk	X	X
Taxability Risk	X	X
Tobacco Settlement Bond Risk	X	X
Unrated Securities Risk	X	X
Valuation Risk	X	X
Zero Coupon Bonds Risk	X	X
Fund Level and Other Risks
Anti-Takeover Provisions	X	X
Counterparty Risk	X	X
Cybersecurity Risk	X	X
Economic and Political Events Risk	X	X
Global Economic Risk	X	X
Investment and Market Risk	X	X
Legislation and Regulatory Risk	X	X
Leverage Risk	X	X
Limited Term Risk	X	X
Market Discount from Net Asset Value	X	X
Recent Market Conditions	X	X
Reverse Repurchase Agreement Risk	X	X

Shareholder Update (Unaudited) (continued)

Portfolio Level Risks:
Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Defaulted and Distressed Securities Risk. The Fund may invest in securities of an issuer that is in default or that is in bankruptcy or insolvency proceedings at the time of purchase. In addition, the Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so. Moreover, the Fund may invest in low-rated securities that, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.
It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.
Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.
Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.
Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.
Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

Shareholder Update (Unaudited) (continued)
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
London Interbank Offered Rate (“LIBOR”) Replacement Risk. The use of LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies and markets are slowly developing in response to these new rates. The transition process away from LIBOR may involve, among other things, increased volatility in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products an instruments will be impacted by this transition.
Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.
These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Sector and Industry Risk. Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Sector Focus Risk. At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.
Special Considerations Related to California Concentration Risk. Because the Fund primarily invests in municipal securities from a single state, the State of California, the Fund is more susceptible to political, economic or regulatory factors affecting issuers of California municipal securities. Information regarding the financial condition of the State of California is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of the State of California.
Additionally, the State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State of California to make payment on such local obligations in the event of default.
Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of

Shareholder Update (Unaudited) (continued)

default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The investment adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Further, the Fund’s by-laws provide that a shareholder who obtains beneficial ownership of common shares in a “Control Share Acquisition” shall have the same voting rights as other common shares only to the extent authorized by shareholders. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
The SEC recently adopted rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The full impact of such rules is uncertain at this time. It is possible that such rules, as interpreted, applied and enforced by the SEC, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.
Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

Shareholder Update (Unaudited) (continued)
The amount of fees paid to the investment adviser and the sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-adviser to leverage the Fund or increase the Fund’s leverage.
Limited Term Risk. Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund’s investment objectives and policies are not designed to return to investors who purchase Common Shares in this offering their initial investment on the termination date. When terminated, the Fund’s distributions will be based upon the Fund’s net asset value at the end of the term and such initial investors and any investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination.
Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.
The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon the bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of the excess collateral may be delayed. The Fund also may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of May 31, 2021 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended May 31, 2021) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.
		Nuveen
	Nuveen Intermediate Duration	Intermediate Duration Quality
	Municipal Term Fund (NID)	Municipal Term Fund (NIQ)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	36.17%	33.28%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	0.93%	0.99%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual
Effective Interest Expense Rate on Leverage	0.33%	0.33%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-16.19%	-15.48%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-8.36%	-7.99%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	-0.52%	-0.49%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	7.31%	7.00%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	15.14%	14.49%

Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update (Unaudited) (continued)

DIVIDEND REINVESTMENT PLAN
Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Amended and Restated By-Laws
On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Nuveen Intermediate Duration Municipal Term Fund and the Nuveen Intermediate Duration Quality Municipal Term Fund (each a “Fund” and collectively the “Funds”) long-term shareholders, the Board of Trustees of each Fund adopted Amended and Restated By-Laws.
Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund's other "non-interested" shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of a Fund in any of the following ranges:
(i)	one-tenth or more, but less than one-fifth of all voting power;
(ii)	one-fifth or more, but less than one-third of all voting power;
(iii)	one-third or more, but less than a majority of all voting power; or
(iv)	a majority or more of all voting power.

The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Funds’ Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Funds with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta*	Joanne T. Medero*	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Mathew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young
* Effective June 1, 2021.

Investment Adviser	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NID	NIQ
Common shares repurchased	0	0

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
• Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
• Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
• Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
• Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
• Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
• Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
• Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
• Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
• Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
• Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
• S&P Intermediate Duration Municipal Yield Index: An unleveraged, market value-weighted index that tracks both the investment grade municipal bond market and the high yield municipal bond market in the duration ranges of short duration: 1 to 12 years maturity

Glossary of Terms Used in this Report (Unaudited) (continued)
range and long duration: 1 to 17 years maturity range. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
• S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume investment of distributions, but do not reflect any applicable sales charges or management fees.
• S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
• Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
• Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process (Unaudited)

At a meeting held on May 25-27, 2021 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.
In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital-raising trends in the broader closed-end fund market and with respect to Nuveen closed-end funds and a review of the leverage management actions taken on behalf of the closed-end funds particularly during the periods of market volatility generally caused by the COVID-19 pandemic); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.

A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and with respect to closed-end funds, managing leverage, monitoring asset coverage and promoting an orderly secondary market.
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
• Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
• Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
• Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;
• Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
• Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
• Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
• Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
• Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
• Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
• Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;
• Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and
• with respect specifically to closed-end funds, such continuing services also included:
•• Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management, which was key to navigating the respective funds through the COVID-related market volatility in 2020;
•• Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
•• Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.
In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade are reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year. The Board continuously reviews all closed-end fund discounts and the fund’s performance relative to both primary and secondary benchmarks and peers. In its review, the Board considers, among other things, changes to investment mandates and guidelines, enhanced and attractive distribution policies, leverage levels and types, fund reorganizations, share repurchases and similar capital market actions and effective communications programs to build greater awareness and deepen understanding of closed-end funds.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Intermediate Duration Municipal Term Fund, the Board noted that although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended December 31, 2020, the Fund outperformed its benchmark for the five-year period ended December 31, 2020. In addition, although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for the three-year period ended December 31, 2020 and second quartile of its Performance Peer Group for the five-year period ended December 31, 2020. The Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021. Further, the Fund outperformed its benchmark for the one-, three- and five-year periods ended May 14, 2021. The Fund also ranked in the third quartile of its Performance Peer Group for the one- and three-year periods ended May 14, 2021 and second quartile for the five-year period ended May 14, 2021. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was satisfied with the overall performance of the Fund.
For Nuveen Intermediate Duration Quality Municipal Term Fund, the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2020 and ranked in the first quartile of its Performance Peer Group for the one-year period ended December 31, 2020 and second quartile for the three- and five-year periods ended December 31, 2020. Further, the Fund outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2021 and ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods ended March 31, 2021. Similarly, for the periods ended May 14, 2021, the Fund outperformed its benchmark for the one-, three- and five-year periods and ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was satisfied with the overall performance of the Fund.

C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were below the respective peer averages.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things,

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to passive ETFs offered outside the Nuveen family.
In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and

2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); Director, Quality Control Corporation (manufacturing)
333 W. Wacker Drive	Chair and	2008	(since 2012); member: Catalyst Schools of Chicago Board (since 2008)	143
Chicago, IL 6o6o6	Board Member	Class II	and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC
(information technology services firm to government entities) (2010-2019);
formerly, Director, LogicMark LLC (health services) (2012-2016); formerly,
Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust
Global Investments (financial services) (2004-2007): Executive Vice
President, Quantitative Management & Securities Lending (2000-2004);
prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds
Board (2005-2007), Northern Trust Global Investments Board (2004-2007),
Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Life Trustee of Coe
333 W. Wacker Drive	Board Member	1999	College and the Iowa College Foundation; formerly, Member and	143
Chicago, IL 6o6o6		Class III	President Pro-Tem of the Board of Regents for the State of Iowa
University System (2007- 2013); Director and Chairman (2009-2021),
United Fire Group, a publicly held company; Director, Public Member,
American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004),
Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago;
President and Chief Operating Officer (1972-1995), SCI Financial Group,
Inc., (regional financial services firm).

WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	143
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; formerly, Dean and Distinguished Professor of
Finance, School of Business at the University of Connecticut (2003-2006);
previously, Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007),
Credit Research Center at Georgetown University.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC)
1959			(supports the fund independent director community and is part of
333 W. Wacker Drive	Board Member	2021	the Investment Company Institute (ICI), which represents regulated	143
Chicago, IL 6o6o6		Class II	investment companies) (2006-2019); formerly, various positions with
ICI (1989-2006); Member of the Board of Directors, Jewish Coalition
Against Domestic Abuse (JCADA) (since 2020).

JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy
1954			(2009-2020) and Senior Advisor to the Vice Chairman (2018-2020),
333 W. Wacker Drive	Board Member	2021	BlackRock, Inc. (global investment management firm); formerly, Managing	143
Chicago, IL 6o6o6		Class III	Director, Global Head of Government Relations and Public Policy,
Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director,
Global General Counsel and Corporate Secretary, Barclays Global Investors
(global investment management firm) (1996-2006); formerly, Partner, Orrick,
Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel,
Commodity Futures Trading Commission (government agency overseeing
U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/
Associate Director for Legal and Financial Affairs, Office of Presidential
Personnel, The White House (1986-1989); Member of the Board of Directors,
Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019),
333 W. Wacker Drive	Board Member	2016	and Director (2012-2019), USA Technologies, Inc., (provider of	143
Chicago, IL 6o6o6		Class III	solutions and services to facilitate electronic payment transactions);
formerly, Director, Wintrust Financial Corporation (1996-2016);
previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating
Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon Communications,
Inc. (2000-2003); formerly, President, One Point Services at One Point
Communications (telecommunication services) (1999-2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996)
including Chief Executive Officer (1995-1996) of Zenith Electronics
Corporation (consumer electronics).

JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which develops
1962			branding, marketing and communications strategies for clients) (since
333 W. Wacker Drive	Board Member	2013	2008); served on The President’s Council of Fordham University (2010-	143
Chicago, IL 6o6o6		Class II	2019) and previously a Director of the Curran Center for Catholic American
Studies (2009-2018); formerly, senior external advisor to the Financial
Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North
America, and Global Head of the Financial Markets Division (2007-2008),
with various executive leadership roles in ABN AMRO Bank N.V. between
1996 and 2007.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities	143
Chicago, IL 6o6o6		Class I	(national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive
Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).

CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and
1947			C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe,
333 W. Wacker Drive	Board Member	2007	Global Markets, Inc. (2010-2020) (formerly named CBOE Holdings, Inc.;	143
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019),
1958			FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”)
333 W. Wacker Drive	Board Member	2020	(provider of transportation, e-commerce and business services through its	143
Chicago, IL 6o6o6		Class III	portfolio of companies); formerly, Senior Vice President, U.S. Operations
(2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly,
Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a
non-profit organization dedicated to preventing childhood injuries).
Member of the Board of Directors (since 2014), The Sherwin-Williams
Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure)

MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	143
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers &
Acquisitions Group) (2005-2014); Member of the Board of Trustees of
New York-Presbyterian Hospital (since 2005); Member (since 2004) and
Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of
Trustees of Mt. Holyoke College.

ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	143
Chicago, IL 6o6o6		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution
Services, Inc. (financial services) (formerly, One Group Dealer Services,
Inc.) (1999-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2020);
1963	Chief		Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice
333 W. Wacker Drive	Administrative	2015	President of Nuveen (2006-2017), Vice President prior to 2006
Chicago, IL 6o6o6	Officer

MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund
1979	Vice President		Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since
901 Marquette Avenue	and Assistant	2013	2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset
Minneapolis, MN 55402	Secretary		Management, LLC (since 2018).

DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President
1978	Vice President		and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson
333 W. Wacker Drive	and Assistant	2017	National Asset Management, LLC (2012-2017).
Chicago, IL 6o6o6	Secretary

NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice
1979			President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director
333 W. Wacker Drive	Vice President	2016	(since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of
1961			Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director
1974			(since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen;
333 W. Wacker Drive	Vice President	2019	Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight
Chicago, IL 6o6o6			(2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing
1963			Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model
8500 Andrew Carnegie Blvd.	Vice President	2019	Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Charlotte, NC 28262

KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008-2016); Senior Managing Director (since 2017), and Secretary (since 2016)
of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President
(2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary
(since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa
Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior
Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued)

JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973	Vice President		Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew Carnegie Blvd.	and Assistant	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director
Charlotte, NC 28262	Secretary		(since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA
Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of
1969			Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC
730 Third Avenue	Vice President	2020	since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director,
New York, NY 10017			(Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone
Group (2013-2017)

CHRISTOPHER M. ROHRBACHER			Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing
1971	Vice President		Director (since 2017) General Counsel (since 2020), and Assistant Secretary (since 2016),
333 W. Wacker Drive	and Assistant	2008	formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing
Chicago, IL 6o6o6	Secretary		Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management,
LLC (since 2020); Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of
Nuveen.

WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019),
1973	Vice President		formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers,
8500 Andrew Carnegie Blvd.	and Controller	2019	(LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the
Charlotte, NC 28262			TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal
Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF
Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen
1968	Vice President		Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant
333 W. Wacker Drive	and Secretary	2008	Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and
Chicago, IL 60606			Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of
Nuveen.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued)

GIFFORD R. ZIMMERMAN			Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen
1956	Vice President		Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and
333 W. Wacker Drive	and Chief	1988	Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director
Chicago, IL 60606	Compliance Officer		(2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly,
Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset
Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ
Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC
(2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC member of FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-B-0521D 1706559-INV-Y-07/22

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Intermediate Duration Quality Municipal Term Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
May 31, 2021	$29,010	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2020	$28,450	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
May 31, 2021	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2021	$ 0	$ 0	$ 0	$ 0
May 31, 2020	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Albin F. Moschner, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Daniel J. Close, CFA, Managing Director of Nuveen Asset Management, is the lead portfolio manager for Nuveen Asset Management’s taxable municipal strategies.  He manages several state-specific municipal bond strategies and related institutional portfolios.  He also serves as portfolio manager for the inflation-protected strategy and national closed-end funds.  He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility sectors. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the Portfolio Manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	10	$6.65 billion
	Other Pooled Investment Vehicles	17	$4.34 billion
	Other Accounts	32	$11.44 billion
*	Assets are as of May 31, 2021. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.
There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.
Item 8(a)(4). OWNERSHIP OF NIQ SECURITIES AS OF MAY 31, 2021

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Daniel J. Close	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Intermediate Duration Quality Municipal Term Fund

By (Signature and Title) /s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: July 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: July 30, 2021

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: July 30, 2021